UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
MID PENN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

March 28, 2025

Dear Shareholders:

You are cordially invited to attend the live webcast of the 2025 Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. (the “Corporation”), which will be held in a virtual meeting format on Tuesday, May 13, 2025, at 10 a.m. EDT. The meeting will be conducted solely online via live webcast to enhance shareholder access by enabling attendance and participation from any location. There is no physical location for the annual meeting. In order to attend the annual meeting, you must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 12, 2025. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

In accordance with SEC guidelines and in an effort to minimize printing, we are making the proxy materials for the Annual Meeting of Shareholders available via the Internet. The Notice of Internet Availability of Proxy Materials (“Notice”), which contains instructions on how to access the notice of annual meeting, proxy statement, and annual report on the Internet and how to execute your proxy, is first being mailed to holders of our common stock on or about March 28, 2025. This Notice also contains instructions on how to request a paper copy of the proxy materials.

The proxy statement addresses the formal business of the meeting. The formal business agenda includes the election of five Class C Directors, a non-binding vote to approve our executive compensation, a non-binding vote on the frequency of future non-binding votes on executive compensation, and a proposal to ratify the appointment of our independent registered public accounting firm. At the meeting, management will review the Corporation’s operations during the past year. A copy of the Corporation’s annual report for the year ended December 31, 2024, is available with the proxy materials.

Your vote is very important. Whether or not you plan to attend the meeting, please vote in accordance with the instructions provided in the Notice. If you receive paper copies of the proxy materials, you may execute and return the accompanying proxy card as soon as possible in the postage-paid envelope or submit your proxy by telephone or the Internet. We encourage you to vote in advance to ensure that your shares are represented and voted at the annual meeting.

Sincerely, Rory G. Ritrievi Chair, President, and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 13, 2025

To the Shareholders of Mid Penn Bancorp, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Mid Penn Bancorp, Inc. (the “Corporation”) will be held on Tuesday, May 13, 2025, at 10 a.m. EDT. The meeting will be held in a virtual meeting format via a live webcast. You will not be able to attend the annual meeting in person; however, you are invited to attend the annual meeting and vote your shares via live webcast.

In order to attend the annual meeting, you must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 12, 2025. As part of the attendance process, you will be asked to provide the control number located on your Notice of Internet Availability of Proxy Materials (“Notice”), proxy card, or voting instruction form. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

At the meeting, you will be asked to consider and act upon the following matters:

1.	to elect five Class C Directors, each to serve for a three-year term or until the earlier of their resignation or their respective successors shall have been elected and qualified;

2.	to conduct a non-binding, advisory vote on the compensation paid to the Corporation’s named executive officers;

3.	to conduct a non-binding, advisory vote on the frequency of future non-binding votes on executive compensation; and

4.

to ratify the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025; and to transact any other business that may properly come before the annual meeting or any adjournment or postponement thereof.

The Notice, which contains instructions on how to access the notice of annual meeting, proxy statement, and annual report on the Internet and how to execute your proxy, is first being mailed to holders of our common stock on or about March 28, 2025. This Notice also contains instructions on how to request a paper copy of the proxy materials.

In accordance with the Corporation’s Bylaws and action of the Board of Directors, only those shareholders of record at the close of business on March 3, 2025, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

If you accessed this proxy statement through the Internet after receiving a Notice, you may cast your vote by telephone or over the Internet by following the instructions on that Notice. If you received this proxy statement by mail, you may cast your vote by mail, by telephone, or over the Internet by following the instructions on the accompanying proxy card.

Whether or not you plan to attend the virtual annual meeting, your vote is very important, and we encourage you to vote promptly. You may vote your shares in advance of the meeting via the Internet, by telephone or by mail, or by attending and voting online at the 2025 Annual Meeting of Shareholders. Please refer to the section “How to Vote” on page i for detailed voting instructions.

If you execute a proxy but later decide to attend the annual meeting virtually, or for any other reason desire to revoke your proxy, you may do so as described in this proxy statement at any time before your proxy is voted. Submitting a proxy will not prevent you from attending the annual meeting virtually and voting electronically during the meeting if you so desire, but it will help us secure a quorum and reduce the expense of additional proxy solicitation.

By Order of the Board of Directors,

Rory G. Ritrievi

Board Chair

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 13, 2025: The proxy statement, proxy card and 2024 annual report to shareholders are available at www.proxydocs.com/MPB.

2407 Park Drive, Harrisburg, Pennsylvania 17110

PROXY STATEMENT

2025 ANNUAL MEETING OF SHAREHOLDERS

MAY 13, 2025

Nasdaq Global Market Trading Symbol: MPB

This proxy statement is furnished by the Board of Directors of Mid Penn Bancorp, Inc. and

is being first provided to shareholders on or about March 28, 2025.

EXECUTIVE COMPENSATION	33

PROPOSAL NO. 3: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	38

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025	39

AUDIT COMMITTEE REPORT	40

ADDITIONAL INFORMATION	42

PAY VERSUS PERFORMANCE	42

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING	48

2025 PROXY STATEMENT

PROXY STATEMENT SUMMARY

This proxy summary highlights information contained elsewhere in the proxy statement. You should review the complete proxy statement before voting.

2025 Annual Meeting Information

Date & Time	Location	Record Date
Tuesday, May 13, 2025 10 a.m. EDT	www.proxydocs.com/MPB	March 3, 2025

Please remember that you must preregister

to attend the annual meeting at the website

listed above.

How to Vote

By Internet

If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included on your Notice. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

By Mail

Shareholders of record may vote their shares by completing and returning a physical proxy card. Your proxy will be voted in accordance with your instructions. If you submit a properly executed and dated proxy, but do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

By Telephone If you are a registered shareholder, you may vote by phone by calling (866) 883-0222. Have your Notice or proxy card in hand when you call and then follow the instructions.

During the Annual Meeting

Shareholders of record may vote at the virtual meeting if they register at www.proxydocs.com/MPB by 12 p.m. EDT on May 12, 2025, attend the virtual meeting on May 13, 2025, at 10 a.m. EDT, and then click on the “Vote” link. Information regarding how to virtually attend the annual meeting is included on your Notice, and on the proxy card. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting, you may need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote at the annual meeting.

2025 PROXY STATEMENT	i

 PROXY STATEMENT SUMMARY

Proposals to be Presented at the 2025 Annual Meeting of Shareholders

We present below a brief description of each of the proposals to be presented for action by the shareholders at the 2025 Annual Meeting. Detailed information regarding each proposal can be found beginning at the page indicated. The Board is not aware of any matters other than those described below that may come before the meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS – PAGE 1

The first item of business to be acted upon by the shareholders is the election of five (5) directors to Class C. The Board proposes the following nominees for election as Class C Directors:
• Robert A. Abel	• Theodore W. Mowery
• Matthew G. DeSoto	• William A. Specht, III
• Bruce A. Kiefer

The Board unanimously recommends a vote FOR the election of each of the nominees listed above.

PROPOSAL NO. 2:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION – PAGE 22

The second item of business to be acted upon by the shareholders is a vote on the compensation paid to the Corporation’s named executive officers, commonly referred to as “say-on-pay”. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into consideration the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote FOR approval of the compensation of the named executive officers, as described in the Compensation Discussion and Analysis and accompanying tabular and narrative disclosure contained in this Proxy Statement.

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 PROXY STATEMENT SUMMARY

PROPOSAL NO. 3:

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION – PAGE 38

The third item of business to be acted upon by the shareholders is a vote on the frequency of future advisory votes on the compensation paid to the Corporation’s named executive officers, commonly referred to as “say-on-frequency”. Shareholders may vote that say-on-pay occur each year, every two years or every three years, or may abstain from voting. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into consideration the outcome of the vote when considering how frequently we should provide future say-on-pay votes.

The Board unanimously recommends that future advisory votes on the compensation paid to the Corporation’s named executive officers, commonly referred to as “say-on-pay,” occur EACH YEAR.

PROPOSAL NO. 4:

RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025 – PAGE 39

The third item of business to be acted upon by the shareholders is the ratification of the selection of the Corporation’s independent auditors for 2025. The Corporation is asking its shareholders to ratify the selection of RSM US LLP as its independent registered public accounting firm for the year ending December 31, 2025. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice.

The Board unanimously recommends that shareholders vote FOR ratification of the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for 2025.

2025 PROXY STATEMENT	iii

 PROXY STATEMENT SUMMARY

Mission Statement

To reward all of our shareholders, critically serve and support all of our customers and communities, and cherish all of our employees.

2024 Highlights

Key Financial Accomplishments

Return on average assets was 0.91% for 2024.	Organic deposit growth for 2024 was $343 million, or an annual increase of 7.91%.	Organic loan growth for 2024 was $189 million, or an annual increase of 4.5%.

Capital Raise of $76.5 million net proceeds after underwriting charges.	Cash dividends paid during 2024 of $0.80 per common share.	Tangible book value grew 9.0% in 2024.

Community Support

In 2024, Mid Penn Bancorp, Inc. and its subsidiaries raised and contributed $2.24 million to local community and nonprofit organizations.

710 Community Organizations Supported	$868,000 Donated to Educational Improvement Organizations	$555,000 to Neighborhood Assistance Programs

13,782 Hours Volunteered by Employees Throughout Our Footprint	$340,000 Donated to Prostate Cancer Research Through NoShaveNovember Campaign	$200,000 Donated to Breast Cancer Charities Through Mid Penn Celebrity Golf Classic

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 PROXY STATEMENT SUMMARY

ESG Highlights

Mid Penn’s executive leadership team and Board of Directors recognize the importance of the Corporation’s environmental, social and governance (“ESG”) oversight framework. An internal committee comprised of members of our senior management team promotes and monitors ESG programs and goals, and the Board, through its Nominating and Corporate Governance Committee, oversees the Corporation’s various ESG initiatives.

Environmental Responsibility

Mid Penn is devoted to operating in a sustainable manner and has undertaken a number of initiatives designed to reduce our impact on the environment and to promote environmentally-friendly projects and practices. With a view to increasing efficiency and reducing waste, we are continuing to digitize back office and financial center functions. In 2024, we continued a multi-year process of converting all facilities to energy-efficient systems and finishes to minimize carbon footprint.

We believe that our focus on environmental sustainability, with the objective of reducing costs and improving sustainability of our operations, will provide a strategic benefit to the Corporation. Furthermore, Mid Penn recognizes that climate change is a growing risk for our planet, and we are committed to doing our part to mitigate this risk by placing continued focus and emphasis on environmental consciousness.

Social Impact

Our success depends on a highly-skilled, properly-motivated, and valued workforce. To that end, employees are provided with professional development opportunities to gain the skills and knowledge they need to advance the Corporation and fulfill personal career goals. In 2024, we continued to employ Human Capital Management practices to enable leaders to better hire talent and manage teams, including goal setting, performance evaluations, succession planning, and education and development. Some of the ways that Mid Penn invests in human capital are:

•	Mid Penn University, offering over 60 instructor-led classes on topics such as technical banking skills, compliance, business development, and more.

•

Partnership with HACC, Central Pennsylvania’s Community College, and Luzerne County Community College, providing cost-free higher education to full-time employees who endeavor to earn a degree while continuing to work.

•	Individualized development planning and career planning.

•	Mentoring, job shadowing, and emerging leaders programs.

•	Performance coaching.

•	Student internship program.

2025 PROXY STATEMENT	v

 PROXY STATEMENT SUMMARY

We also offer competitive compensation and benefits packages that reflect the needs of our workforce. We offer medical, dental, and vision benefits, life and disability, parental leave, education reimbursement, and paid time off. We provide competitive retirement benefits, including a 401(k)-match program. In addition to base salary and benefits, Mid Penn employees participate in incentive plans that support our organizational philosophy of allowing employees to share in the Corporation’s performance and success.

Mid Penn has non-discrimination and anti-harassment policies as outlined in our employee handbook and a formal Code of Ethics. Our commitment to diversity and inclusion starts with hiring, retaining, and developing a workforce that is diverse in background, knowledge, skill, and experience. As of December 31, 2024, women represented approximately 65% and self-identified racial and ethnic minorities represented approximately 12% of the Corporation’s workforce. Our employee resource groups, comprised of the Women’s Leadership Network, Culture Committee, and DEI Committee, hold regular meetings, volunteer in the community, and host lunch and learns for employees on a variety of topics.

Mid Penn measures success not only in financial terms, but also in community impact. We are a community bank committed to investing in the financial health and well-being of our neighbors, and we believe that the success of our communities is a shared responsibility. Therefore, we support various organizations through fundraising efforts, educational sponsorship, and community development partnerships. In 2024, we are proud to have:

•	Participated in the Beyond School Walls program through Big Brothers Big Sisters of the Capital Region, which provides financial education and mentorship to high school students.

•	Bolstered principles of financial literacy through the MPB Classroom and My Savings Account programs.

•	Awarded academic scholarships to deserving high school seniors throughout our footprint through our Anna Woodside scholarship.

•

Supported Tri-County Housing Development Corporation, which develops affordable housing for low- and moderate-income individuals and families. Mid Penn employees served on the Board of Directors and taught new homebuyer education classes.

•	Raised $540,000 for breast cancer and prostate cancer research through our Mid Penn Celebrity Golf Classic and NoShaveNovember campaigns.

Mid Penn is passionate about being a good corporate citizen in the communities where we live and work. Going forward, the Corporation will continue to partner with nonprofit organizations that promote financial literacy, decrease the number of individuals facing economic barriers, and make our communities a reflection of our commitments and values.

Governance and Ethics

We are committed to achieving excellence in our governance practices to establish a strong foundation for the Corporation’s long-term success. We conduct our business in a manner that is fair, ethical, and responsible to earn and maintain the trust of our customers, employees, investors, partners, and regulators.

Our Code of Ethics ensures that our directors, officers and employees remain in compliance with all applicable rules and regulations. Our Board of Directors, with 11 (out of 12) independent directors, is responsible for oversight of the management of the Corporation and its business for the long-term benefit of our shareholders. Our corporate governance policies and practices include evaluations of the Board and its committees, as well as continuing director education. Our Whistleblower and Complaint Policy further supports our stated goals with our governance structure. In 2024, our Board’s Nominating and Corporate Governance Committee continued to oversee our ESG programs.

Our internal risk management teams oversee compliance with applicable laws and regulations and coordinate with subject matter experts throughout the business to identify, monitor and mitigate risk, including information security risk management and cyber defense programs. These teams maintain rigorous testing programs and regularly

vi

 PROXY STATEMENT SUMMARY

provide updates to the Board. The Corporation has a robust Information Security program that incorporates multiple layers of physical, logical, and written controls. We leverage the latest encryption configurations and technologies on our systems, devices and third-party connections, and further vet third-party vendors’ encryption, as required, through the organization’s vendor management process.

While we are pleased to share our 2024 ESG progress, we strive to maintain and enhance our ESG standards and efforts in 2025. For more information regarding ESG, please visit the Investors link on the Corporation’s website at www.midpennbank.com.

2025 PROXY STATEMENT	vii

 PROXY STATEMENT SUMMARY

Snapshot of Board of Directors

Name	Age	Director Since	Principal Occupation	Independent

Class C Director Nominees up for Election in Proposal 1

Robert A. Abel	66	2011	Principal, Brown Plus	Yes

Matthew G. DeSoto	48	2008	President and Chief Executive Officer, MITER Brands	Yes

Bruce A. Kiefer	65	2023	Former Manager/Chemist, The Hershey Company	Yes

Theodore W. Mowery	66	2003	Founding Partner, Gunn Mowery, LLC	Yes

William A. Specht, III	63	2006	President and Chief Executive Officer, Seal Glove Manufacturing, Inc. and Ark Safety	Yes

Continuing Directors

Kimberly J. Brumbaugh	56	2019	Founder and Managing Partner, Brumbaugh Wealth Management, LLC	Yes

Albert J. Evans	58	2023	President, Fanelli, Evans & Patel, P.C.	Yes

Joel L. Frank	63	2023	Chairman and Managing Partner, Lamb McErlane PC	Yes

Maureen M. Gathagan	51	2021	Partner, Bittersweet Management, LLC and Member, Gathagan Investment Company, LP	Yes

Brian A. Hudson, Sr.	70	2021	Former Executive Director and Chief Executive Officer, Pennsylvania Housing Finance Agency	Yes

John E. Noone	65	2012	President, Shamrock Investments, LLC	Yes

Rory G. Ritrievi	61	2009	Chair, President and Chief Executive Officer, Mid Penn Bancorp, Inc.	No

viii

 PROXY STATEMENT SUMMARY

Board Expertise	Board Diversity
	Director Age Director Tenure	Director Diversity

2025 PROXY STATEMENT	ix

PROPOSAL NO. 1: ELECTION OF DIRECTORS

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Qualifications and Nomination of Directors

The Corporation’s Bylaws authorize the number of directors to be not less than five (5) nor more than twenty-five (25). The Bylaws also provide for three classes of directors with staggered three-year terms of office. Terms of the members of each Class expire at successive annual meetings. Currently, Class A consists of four directors; Class B consists of three directors; and Class C consists of five directors.

The Board nominated the five persons named below to serve as directors until the 2028 Annual Meeting of Shareholders and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal from office. The Board Chair individually met with and interviewed each of the candidates for re-nomination to assess if the candidate desired to serve an additional term and to determine the best manner in which each director could serve most effectively in the next three years. The nominees are presently members of the Board and have consented to serve another term as a director if re-elected. If the nominees should be unavailable to serve for any reason, a majority of the Board then in office may select someone to fill the vacancy until the expiration of the term of the Class of directors to which he or she is appointed.

The proxy holders intend to vote proxies for the election of each of the five nominees named below, unless you indicate that your vote should be withheld from any or all of them. Brokers holding shares beneficially owned by their clients do not have the ability to cast votes with respect to the election of directors unless they have received instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to directors is counted.

The Board proposes the following nominees for election as Class C Directors at the annual meeting:
• Robert A. Abel	• Theodore W. Mowery
• Matthew G. DeSoto	• William A. Specht, III
• Bruce A. Kiefer

The Board unanimously recommends a vote FOR the election of each of the nominees listed above as Class C Directors of Mid Penn Bancorp, Inc.

2025 PROXY STATEMENT	1

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

The following individuals currently are serving three-year terms on the Corporation’s Board and will serve until their successors are duly elected and take office. Information, as of the date of this proxy statement, concerning the five nominees to the Board and the seven continuing directors appears below. The ages of our directors are as of May 13, 2025, and all other information (other than share ownership) is as of the date of this proxy statement. There are no family relationships among the directors or between the directors and any executive officer.

Class A Directors (to serve until 2026)

Age: 58 Director Since: 2023 Independent Board Committees • Compensation • Real Estate	Albert J. Evans

Biographical Information

Mr. Evans is the President of the law firm of Fanelli, Evans & Patel, P.C. of Pottsville, Pennsylvania, and is licensed to practice law in Pennsylvania and New Jersey. He is a board member of the Pennsylvania Trial Lawyers Association, was previously appointed as a delegate for the Pennsylvania Bar Association and is the past President of the Schuylkill County Bar Association. He has also served on the boards of Riverview Financial and the Union Bank and Trust Company. Mr. Evans has represented individuals and corporations in complex litigation cases and is a member of the Million Dollar Advocates Forum. He was also selected as a Pennsylvania Super Lawyer from 2019 to 2024. Mr. Evans holds a bachelor’s degree from Colby College and a Juris Doctor from Widener University School of Law. He served as counsel for a financial institution and has experience with acquisition transactions and corporate legal matters. Mr. Evans is a board member of multiple nonprofits including Schuylkill YMCA, Schuylkill Haven Island Committee, and The Walk-In-Art Center. Because of his legal expertise and his community involvement, the Board has determined that Mr. Evans adds value to the Corporation and is qualified to serve on the Board.

Age: 63 Director Since: 2023 Independent Board Committees • Executive • Nominating and Corporate Governance • Risk (Chair)

Joel L. Frank

Biographical Information

Mr. Frank is Chairman, Managing Partner and Executive Committee Chairman of Lamb McErlane PC, and concentrates his practice in commercial and civil litigation in state and federal courts, attorney and judicial discipline and ethical matters, as well as election law. Mr. Frank is rated “AV Preeminent” by Martindale-Hubbell and has been named a Pennsylvania Super Lawyer for general litigation every year since 2005. Mr. Frank holds a Bachelor of Arts degree in criminal justice from University of Delaware and a Juris Doctor from Widener University School of Law. Mr. Frank serves on the National Board of Directors for Alex’s Lemonade Stand Foundation and the Board of Directors and Executive Board of the Zoological Society of Philadelphia. He is also a Commissioner on the Pennsylvania State Athletic Commission. The Board has determined that Mr. Frank’s legal expertise and extensive community involvement qualify him to serve on the Board.

2

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 70 Director Since: 2021 Independent Board Committees • Audit (Vice Chair) • Nominating and Corporate Governance • Risk	Brian A. Hudson, Sr.

Biographical Information

Prior to his retirement, Mr. Hudson served for almost 20 years as the Executive Director and CEO of the Pennsylvania Housing Finance Agency (PHFA), an agency whose mission is to address affordable housing finance through specialized financing programs at the federal, state, and local levels. He is a Certified Public Accountant, a Chartered Global Management Accountant, and a Certified Treasury Professional. Mr. Hudson earned a Bachelor of Science degree in business administration from The Pennsylvania State University. Currently he serves, with the designation of SEC Financial Expert, as a Director and Audit Committee Chair of Erie Indemnity Company, a Nasdaq-listed company, and as a Director for the Community Development Trust and the Penn State Health Milton S. Hershey Medical Center. Mr. Hudson is past President and former board member of the National Council of State Housing Agencies, is past Chair of the Commonwealth Cornerstone Group, and previously served on the board of the National Housing Trust. He has also served on the Federal Reserve Board of Consumer Advisory Council and is former Director and Audit Committee Chair of the Federal Home Loan Bank of Pittsburgh. The Board has determined that Mr. Hudson’s extensive background in accounting and finance and industry knowledge, as well as his current and past service on a number of boards qualify him to serve on the Board.

Age: 65 Director Since: 2012 Independent Board Committees • Audit (Chair) • Compensation • Executive	John E. Noone

Biographical Information

Mr. Noone began his career in accounting and became a Certified Public Accountant before entering banking and corporate finance. As a banker, Mr. Noone managed a commercial banking division of Pennsylvania National Bank as Vice President and Regional Commercial Banking Manager in Harrisburg, PA. He became an entrepreneur with the acquisition of McCann School of Business in 1993, and the founding of Higher Education Solutions, LLC in 2003. In 2007, Mr. Noone formed Shamrock Investments, LLC, a Central Pennsylvania firm that invests in commercial real estate and private business equity, where he currently serves as President. Mr. Noone earned a Bachelor of Science degree in business with a concentration in accounting from Marywood University. He also completed the Central Pennsylvania School of Commercial Banking at Bucknell University and the Advanced Commercial Lending School at the University of Virginia. Mr. Noone has served on the board of directors of the Pennsylvania Economic Development Financing Authority, Pennsylvania Chamber of Business and Industry, and various other civic and community organizations. Due to his extensive business experience and his accounting and banking background, the Board has determined that Mr. Noone adds value to the Corporation and is qualified to serve as the Lead Independent Director.

2025 PROXY STATEMENT	3

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Class B Directors (to serve until 2027)

Age: 56 Director Since: 2019 Independent Board Committees • Compensation (Chair) • Executive • Risk	Kimberly J. Brumbaugh

Biographical Information

Ms. Brumbaugh is the Managing Partner and Founder of Brumbaugh Wealth Management, LLC. She founded the company in 2004 after having worked in the industry for a Philadelphia firm from 1998-2003. She began her career in the automotive industry where she managed a department of 30 employees while attending Widener University at night for business administration. She continued her education at The American College of Financial Services in Bryn Mawr, PA. She holds her Series 7,63,and 65 licenses and certifications in financial services. Ms. Brumbaugh’s firm manages over $650 million in client assets. She received the 2023 Leadership award from the Chester County Boy Scouts and was recognized as a Five Star Wealth Advisor in Fortune Magazine and Philadelphia Magazine in 2024. Ms. Brumbaugh received the Executive of the Year award from the Chester County Chamber of Business & Industry in 2022, and was recognized as a Top Wealth Manager in the Wall Street Journal in 2019. She has served on nonprofit boards for 27 years, most recently as a former Trustee for Chester County Hospital Foundation Board and chaired their Finance & Investment Committee through December 2023. In addition, she supports her industry as a member of the National Association of Insurance and Financial Advisors (NAIFA) and serves as a committee person for Cetera Advisor Networks’ Representative Advisory Council. The Board has determined that Ms. Brumbaugh’s extensive knowledge of business operations, development of employees, financial management, leadership, and community development qualify her to serve on the Board.

Age: 51 Director Since: 2021 Independent Board Committees • Compensation • Risk (Vice Chair)	Maureen M. Gathagan

Biographical Information

Ms. Gathagan is a founding partner of Bittersweet Management, LLC and a member of Gathagan Investment Co., LP. She has more than 20 years of diverse management experience in various industries including retail pharmacy, retail grocery, and franchised fast-food restaurants. She earned a Bachelor of Arts degree in applied psychology from Indiana University of Pennsylvania and a Master of Science degree in industrial and organizational psychology from the University of Baltimore. Ms. Gathagan is an active member of the Clearfield community and serves on the Clearfield Educational Foundation and Clearfield County Charitable Foundation boards. The Board has determined that Ms. Gathagan’s active involvement and participation in numerous local nonprofit and charitable organizations qualify her to serve on the Board.

4

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 61 Director Since: 2009 Board Committees • Executive (Chair) • Real Estate • Risk	Rory G. Ritrievi

Biographical Information

On February 25, 2009, Rory G. Ritrievi joined the Corporation and the Bank as President and Chief Executive Officer. Mr. Ritrievi has worked in the financial services industry for more than 38 years. He previously served as Senior Executive Vice President/Market President and Chief Lending Officer of Commerce Bank, Harrisburg, where he managed all aspects of the customer experience including the retail network, lending, marketing and public relations. As Chief Lending Officer, Mr. Ritrievi was responsible for loan production, credit quality and credit administration. Mr. Ritrievi holds a Juris Doctor from Widener University School of Law and a Bachelor of Arts degree in economics from the University of Pittsburgh. He is a licensed, but nonpracticing, attorney in the Commonwealth of Pennsylvania. He currently serves on the Advisory Board for Widener Law Commonwealth’s Business Advising Certificate Program and on the Board of Directors of the Harrisburg Area YMCA, the PA Breast Cancer Coalition, and the Peyton Walker Foundation. He previously served on the Federal Reserve Bank of Philadelphia’s Community Depository Institution Advisory Council and on the Board of Directors of the Pennsylvania Association of Community Bankers. Because of his banking experience, his educational background, and leadership skills, the Board concluded that Mr. Ritrievi is the right person to lead the Corporation and the Bank and that these attributes qualify him to serve as President and Chief Executive Officer and Board member of the Corporation and the Bank.

Class C Directors and Class C Nominees (to serve until 2028)

Age: 66 Director Since: 2011 Independent Board Committees • Audit • Executive • Nominating and Corporate Governance (Chair)	Robert A. Abel

Biographical Information

Mr. Abel, Certified Public Accountant and Certified Specialist in Estate Planning, is a Principal and past member of the executive committee of Brown Plus in Camp Hill, PA. This regional CPA firm provides tax, audit, and consulting services. Mr. Abel has written many articles and participated in seminars on the topics of estate planning, wealth transfer, and financial planning. He received a Bachelor of Science degree from Shippensburg University. Mr. Abel is a member of the American Institute of Certified Public Accountants, the Pennsylvania Institute of Certified Public Accountants, and the National Association of Estate Planners & Councils. He served as past Chairman of the Harrisburg YMCA. Mr. Abel has attended several bank director training seminars sponsored by Bank Director. The Board has determined that Mr. Abel’s vast knowledge in the accounting industry qualifies him to serve on the Board.

2025 PROXY STATEMENT	5

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 48 Director Since: 2008 Independent Board Committees • Compensation (Vice Chair) • Executive • Nominating and Corporate Governance (Vice Chair)	Matthew G. DeSoto

Biographical Information

Mr. DeSoto is the President and CEO of MITER Brands, based in Gratz, PA. MITER Brands is a leading fabricator of window and patio door products designed for residential and light commercial projects throughout the United States. Mr. DeSoto attended The Pennsylvania State University pursuing a Bachelor of Science degree in marketing. He serves on the Board of the MITER Brands Charitable Foundation, and is an active member of the Young Presidents Organization. The Board has determined that Mr. DeSoto’s knowledge of all aspects of business operations is an asset to the Corporation and well qualifies him to serve on the Board.

Age: 65 Director Since: 2023 Independent Board Committees • Audit • Nominating and Corporate Governance • Risk	Bruce A. Kiefer

Biographical Information

Mr. Kiefer retired in August 2024 from his 40-year career as a chemist in the Research & Development and Quality & Regulatory departments of The Hershey Company. While at The Hershey Company, he held various scientific and managerial roles. Along with his management responsibilities, he oversaw the Laboratory Information Management System database and served as the company’s Chemical Hygiene Officer. He is also a managing partner of Lawrence Keister & Co. Mr. Kiefer earned a Bachelor of Science degree in chemistry from Dickinson College and a Master of Science degree in food science from The Pennsylvania State University. He was a founding member of Pedal for Goodness (formerly the Tour de Chocolate Town) charitable bicycle ride to benefit Children’s Miracle Network. Mr. Kiefer has served as the treasurer of the Keystone Section of the Institute of Food Technologists for more than 25 years and is a member of the Scholarship Committee. Additionally, he has served as the treasurer of the Food Industry Group Food Science Alumni Association for more than 20 years. Bank Director recognized Mr. Kiefer for the successful completion of the required courses needed for the Bank Director Certification Program in November 2023. In November 2024, he received a certificate from the U.S. Department of Homeland Security for successfully completing the Nationwide Suspicious Activity Reporting Initiative course. The Board has determined that Mr. Kiefer’s business management experience and community involvement qualify him to serve on the Board.

6

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Age: 66 Director Since: 2003 Independent Board Committees • Real Estate • Risk	Theodore W. Mowery

Biographical Information

Mr. Mowery is a founding partner of Gunn Mowery, LLC, which employs over 70 people and manages insurance and employee benefit programs for over 10,000 clients. He is also a founding partner of Mowery Insurance, Inc. Mr. Mowery is a licensed agent in life, health, property, and casualty insurance and holds Securities Series 6 and 63 licenses. He is also a member of the National Association of Insurance and Financial Advisors and the Estate Planning Council of Central Pennsylvania. Mr. Mowery received a Bachelor of Arts degree from Gettysburg College. He has served on numerous civic and community boards in the greater Harrisburg area. Due to his vast knowledge of the insurance services industry and his experience in managing all aspects of his company, the Board has determined that Mr. Mowery adds substantial value to the Corporation and is well qualified to serve as a member of the Board.

Age: 63 Director Since: 2006 Independent Board Committees • Audit • Real Estate (Chair)	William A. Specht, III

Biographical Information

Mr. Specht is President and CEO of Seal Glove Manufacturing, Inc. and Ark Safety, and serves on the Board of Directors. In 2012, he was appointed Vice Chair of the Board of the Corporation and the Bank and served in this role until July 2021. Mr. Specht served on the Dauphin County Planning Commission for nine years, serving as Chair for two years and Vice Chair for two years. Mr. Specht also served on the Board of MANTEC, a nonprofit organization and was a member of the Consumer Advisory Board of Capital Blue Cross. Mr. Specht is an active member of the Millersburg community and has served and continues to serve in various capacities with various organizations. The Board has determined that Mr. Specht’s business knowledge and management experience add value to the Corporation and qualify him well to serve on the Board.

2025 PROXY STATEMENT	7

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Compensation of the Board

The Corporation periodically obtains or conducts a survey of director fees, committee fees and other director compensation of banks that are similar in asset size and in similar markets to the Corporation and the Bank. The Compensation Committee reviews these surveys and recommends to the full Board any changes to the compensation of Board members for the upcoming year. The Board has final approval of the compensation of its directors. Directors, with the exception of the Lead Independent Director, received an annual Board fee of $55,000 for the year 2024. Mr. Noone received $87,500 for serving as Lead Independent Director and Committee Chair. Committee Chairs received an additional $7,500 in annual compensation. Committee Vice Chairs received an additional $2,500 in annual compensation. Board members who also serve on the Bank’s Regional Business Development Advisory Boards receive an additional fee for each meeting attended. In 2024, Mr. Evans attended three meetings of the Mid Penn Bank Northern Region Business Development Advisory Board, receiving total fees of $3,000 for such additional service. No other directors received such additional meeting fees. Mr. Ritrievi does not receive a fee for serving on the Board.

On April 1, 2024, each non-employee Director who was serving on the Board at that time, with the exception of Mr. Grubic, Mr. Gumina, and Mr. Sparks who retired from the Board on May 14, 2024, was awarded a restricted stock grant of $20,020, equating to 999 shares of the Corporation’s common stock, with a fair market value of $20.04 per share, as part of his or her compensation. These common stock awards were granted with a one-year vesting restriction.

The Corporation and Bank maintain a deferred fee plan for directors, which enables a director to annually elect to defer payment of his or her fees until he or she terminates service on the Board. For 2024, the maximum amount each director could defer was 100% of his or her annual director’s fee. Participating directors may elect to receive either a lump sum or equal monthly installments in an amount equal to his or her deferral account (plus interest) upon retirement, early termination, disability, change in control or a hardship. If a director dies before distribution of his or her deferral account commences, the director’s designated beneficiary is entitled to receive the amounts in his or her deferral account or the projected account balance at the time the Corporation adopted the deferred fee plan (limited by the amount of net coverage purchased by the Bank), whichever is greater. For 2024, current members of the Corporation’s Board participated in this plan as follows: Mr. Abel deferred $50,500; Mr. Kiefer deferred $55,000; Mr. Mowery deferred $58,750; and Mr. Noone deferred $43,750.

In September 2023, the Board determined to terminate the Mid Penn Bank Director Retirement Plan, which provided Bank directors with at least five years of service with a modest retirement benefit. In connection with the termination of the plan, all directors with less than five years’ service were deemed vested at the minimum amount of five years’ service and future benefit accruals were frozen. Under applicable tax regulations, all amounts attributed to plan participants were distributed in a lump sum payment on or about October 1, 2024.

As detailed in the “Director Compensation Table,” in 2024, the non-employee members of the Corporation’s Board were paid $1,568,433, in the aggregate, for their service as directors, which includes (i) all Board fees and fees paid to Mr. Evans for attendance at Mid Penn Bank Business Development Advisory Board meetings, (ii) the value of restricted stock awards, and (iii) the lump sum payment from the termination of the Mid Penn Bank Director Retirement Plan.

8

INFORMATION REGARDING DIRECTOR NOMINEES AND CONTINUING DIRECTORS

The following table summarizes the total compensation that non-employee directors earned for service as directors of the Corporation for the year ended December 31, 2024.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	All Other Compensation ($)(2)		Total ($)

Robert A. Abel	62,500		20,020	49,344		131,864

Kimberly J. Brumbaugh	60,000		20,020	16,448		96,468

Matthew G. DeSoto	58,750		20,020	61,680		140,450

Albert J. Evans	65,500	(3)	20,020	4,112		89,632

Joel L. Frank	62,500		20,020	20,560		103,080

Maureen M. Gathagan	57,500		20,020	4,112		81,632

Robert C. Grubic(4)	18,333		-	106,911		125,244

Frank J. Gumina, Jr.(4)	18,333		-	-		18,333

Brian A. Hudson, Sr.	57,500		20,020	8,224		85,744

Bruce A. Kiefer	55,000		20,020	-		75,020

Theodore W. Mowery	58,750		20,020	198,127	(5)	276,897

John E. Noone	87,500		20,020	45,232		152,752

David E. Sparks(4)	18,333		-	20,560		38,893

William A. Specht, III	62,500		20,020	69,904		152,424

(1)	Amounts reflect the 999 shares of restricted stock granted on April 1, 2024 based on the fair value of the common stock on the grant date ($20.04 per share).

(2)	Amounts reflect the lump sum payments for the termination of the Mid Penn Bank Director Retirement Plan, which were paid on or about October 1, 2024.

(3)	Includes $3,000 in fees paid to Mr. Evans for attending the Bank’s Northern Region Business Development Advisory Board meetings.

(4)	Retired following the 2024 Annual Meeting of Shareholders.

(5)

Amount reflects the payment of $120,000 to Mr. Mowery in the form of non-employee consultant fees, as well as $78,127 paid in a lump sum in connection with the termination of the Director Retirement Plan.

2025 PROXY STATEMENT	9

GOVERNANCE OF THE CORPORATION

Overview

The Board believes that the purpose of corporate governance is to ensure that the Corporation employs a system of operating practices and procedures designed to maximize shareholder value in a manner consistent with legal and regulatory requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board believes promote these objectives, are sound and represent best practices. These governance practices, Pennsylvania law (the state of incorporation), the rules and listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and the Securities and Exchange Commission (the “SEC”) regulations, as well as best practices suggested by recognized governance authorities, are continually reviewed for consistency and applicability.

As a result of this review process, in 2023 the Board recommended, and the Corporation’s shareholders approved, an amendment to the Corporation’s articles of incorporation to eliminate the supermajority shareholder vote requirement in transactions that receive the support of at least eighty percent (80%) of the members of the Board. Going forward, transactions that receive the overwhelming support of the Board will require only such vote of the shareholders, if any, as required by the Pennsylvania Business Corporation Law or Nasdaq rules. In those limited instances in which a vote is required, a majority of votes cast at the meeting will be sufficient to approve the transaction.

With respect to the composition of its Board, the Corporation seeks director candidates who uphold the highest standards of professionalism, are committed to the Corporation’s values and are strong independent stewards of the long-term interests of shareholders, employees, customers and the communities in which we work. The Board, through the Nominating and Corporate Governance Committee, considers Board composition on an ongoing basis, with a focus on recruiting directors who exhibit the qualities required to effectively oversee the Corporation, including its present and future strategies. The Board primarily seeks directors with experience in fields relevant to the Corporation’s businesses and operations and who are willing to effectively challenge and provide independent oversight of management. The Board seeks candidates who collectively reflect a meaningful level of diversity in four specific areas: expertise and experience; tenure and age; gender, race, ethnicity; and geography.

All of our directors must be qualified in terms of education, professional experience and applicable skills or core competencies. Each director must exhibit integrity, self-assurance, sound judgment, financial literacy, a history of achievement, a collaborative approach to decision making, inquisitiveness, enthusiasm and, of extreme importance, an independent mindset.

The Board believes that it is important that a director’s and shareholders’ interests are financially aligned. In order to promote such alignment of interests, the Corporation adopted a policy in 2023 that directors seeking re-election are required to beneficially own, as of the month-end prior to the date of nomination, such number of shares of common stock having an aggregate value of not less than that identified in the table below. The minimum value shall be determined by multiplying the number of shares owned times the greater of the tangible book value per share and stock price. The number of shares, stock price, and tangible book value shall be determined as of the month-end prior to the date of nomination.

Elected Term Being Sought	Minimum Value of MPB Common Stock

Second	$75,000

Third	$150,000

Fourth	$225,000

Fifth	$300,000

The Board also believes that director refreshment is an important component of good corporate governance and seeks to ensure periodic refreshment through a combination of a mandatory retirement age and term limits. By

10

GOVERNANCE OF THE CORPORATION

limiting the age and tenure of directors, the Board ensures that the Corporation will benefit from a balanced mix of long-term institutional knowledge, fresh ideas, and independence from management, while promoting director engagement and mitigating against complacency. To that end, the Corporation’s Bylaws require a director to retire at age 72 and, with certain limited exceptions for directors in office as of January 1, 2020, limits director tenure to a maximum of 15 years, in the aggregate. For more information regarding the director retirement and tenure policy, please refer to the Nominating and Corporate Governance Committee Policy and Charter available on the Corporation’s website.

Director Independence

The Corporation’s current Board is comprised of twelve individuals. The Board has determined that all of the Corporation’s non-executive Board members are independent under Nasdaq’s corporate governance listing standards, resulting in 92% of the Board being deemed independent of management. In accordance with Nasdaq listing standards, only independent directors serve on the Audit, Compensation, and Nominating and Corporate Governance Committees.

To be considered independent, a director must have no disqualifying relationships as defined by the Nasdaq listing rules, and the Board must have affirmatively determined that the director has no other relationship with the Corporation, either directly or indirectly, that would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

In determining the directors’ independence, the Board considered both loan and non-loan transactions between the Bank and the directors, their family members and businesses with whom they are associated, as well as any contributions made to nonprofit organizations with whom they are associated.

Applying the foregoing, the Board has determined that all of the directors are independent, with the exception of Rory G. Ritrievi, who serves as Chair, President, and Chief Executive Officer of the Corporation.

For more information regarding types of transactions, relationships or arrangements considered by the Board in reaching its determination that the directors are independent, please refer to “Related Person Transactions.”

Board Leadership Structure

The Board is led by a Chair selected by the Board. Prior to 2021, the Nominating and Corporate Governance Committee Policy and Charter (the “N&CGC Policy”) required that the role of Chair be filled by a non-executive director. Following a review of the practices of similarly situated, exchange-listed bank holding companies, the Board determined it to be advisable to update the N&CGC Policy to grant the Board the discretion to combine or separate the positions of Chair and Chief Executive Officer depending on the needs and circumstances of the Corporation as they exist from time to time.

Rory G. Ritrievi, President and Chief Executive Officer, currently serves as Board Chair. The Board believes that Mr. Ritrievi’s leadership role in developing the strategic vision of the Corporation, extensive knowledge of all aspects of the Corporation’s business, risks, shareholder base, employees and customers, and his intimate involvement in the Corporation’s day-to-day activities uniquely qualify him to serve as Board Chair during this important stage of the Corporation’s development, while the presence of an overwhelming majority of independent directors on the Board, coupled with a strong Lead Independent Director in Mr. Noone, enables the Board to continue to effectively provide guidance to, and oversight and accountability of, management.

The N&CGC Policy empowers the Chair to call meetings of the Board, preside over meetings of the Board and shareholders, and oversee the information provided to the Board in advance of meetings.

In the event that the Chair is an executive of the Corporation or otherwise not independent under Nasdaq listing rules, the N&CGC Policy requires that the Board elect a Lead Independent Director, who shall be independent as determined in accordance with Nasdaq listing rules and shall:

•	preside over meetings in the absence of the Chair;

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GOVERNANCE OF THE CORPORATION

•	preside over meetings of the independent directors and facilitate communications between the independent directors and the Chair;

•	have the authority to call meetings or executive sessions of the independent directors;

•	serve as the liaison between the independent directors and the Chair;

•	be available for consultation and direct communication with major shareholders, as appropriate;

•	provide input to the Chair regarding agenda items and information requested by directors; and

•	discharge such other responsibilities as the Board may assign from time to time.

John E. Noone currently serves as Lead Independent Director. Our independent directors meet in executive session at least once annually. An independent director meeting was held in October 2024.

Risk Oversight by Board

The Board is responsible for defining the strategic vision of the Corporation, establishing acceptable risk tolerances within which management is required to operate in order to attain identified strategic objectives, and overseeing and holding management accountable for execution of the overall strategic plan, all with a view toward maximizing shareholder value. Much of this oversight function is administered through the use of committees, which are focused on particular aspects of the Corporation and Bank’s operations and functions, and the risk inherent in those operations and functions. The Board seeks to constitute its committees with Board members who possess certain expertise or skill sets complementary to that committee’s oversight function. For example, the Audit Committee, which is charged with overseeing the financial risk associated with the Corporation’s operations, is comprised of three Board members who qualify as a “financial expert” under the Sarbanes-Oxley Act.

In addition to the general oversight of Corporation business and operations, and recognizing the unique risks that cyber threats pose to today’s financial institutions, the Board also reviews a comprehensive quarterly Enterprise Risk Management Report, prepared by the Bank’s Chief Risk Officer, which includes metrics and trends on major risk areas, including cybersecurity, asset quality, interest rate risk, operations, capital adequacy, and liquidity. Additionally, the Risk Committee provides further support to the Board in its role of overseeing cybersecurity risks affecting the Corporation by focusing particularly on new and emerging threats and the Corporation’s defenses and responses to those threats.

The Board also recognizes the unique risks that may be posed by virtue of an organization’s compensation practices. In establishing the compensation of the Corporation’s executive officers, specifically, and overseeing the compensation programs of all employees, generally, the Compensation Committee is required to consider the risks associated with the Corporation’s compensation practices, to ensure that such practices do not encourage the taking of unnecessary risks.

Further, in addition to receiving regular reports from Board committees, the Board Chair and the Corporation’s officers keep the full Board informed of the Corporation’s business through regular meetings and by providing regular reports and other materials to Board members. For more information about the Board’s committees, see “Committees and Meetings of the Corporation’s Board” below.

Code of Ethics

The Corporation has adopted a Code of Ethics that applies to directors, officers and employees of the Corporation and the Bank. The Corporation last amended the Code of Ethics on January 26, 2022. A copy of the Code of Ethics may be viewed on the Corporation’s website, www.midpennbank.com, under Governance Documents in the Corporate Information section under the Investors link or requested from the Corporate Secretary by telephone at (866) 642-7736.

12

GOVERNANCE OF THE CORPORATION

Insider Trading Policy
The Board has adopted an Insider Trading Policy that governs the purchase, sale and other transactions in our securities by directors, officers and employees. Our Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq Listing Standards through several means, including the imposition of regular quarterly blackout periods and requiring that all transactions be pre-cleared
with the Corporation’s Compliance Officer at least two (2) trading days in advance of the proposed transaction. Our Insider Trading Policy further prohibits persons covered by the policy from engaging in transactions in securities of any other public company while in possession of material nonpublic information about that company obtained during the course of his or her service to the Corporation, or communicating material nonpublic information regarding the Corporation or any other public company to any family member, friend or third party. The full text of our Insider Trading Policy was filed as Exhibit 19.1 to our 2024 Annual Report on Form
10-K.
Restrictions on Trading & Hedging
Our Code of Ethics includes anti-hedging provisions that prohibit all employees and directors from day trading or short selling Corporation securities and from engaging in transactions in any derivative of Corporation securities (other than securities issued under a Corporation compensation plan), including buying and writing options.
Shareholder Communications
Any shareholder who wishes to communicate with the Board may send correspondence to Rory G. Ritrievi, Chair, President, and Chief Executive Officer, Mid Penn Bancorp, Inc., at 2407 Park Drive, Harrisburg, Pennsylvania 17110, with a copy to Elizabeth O. Martin, Corporate Secretary, at the same address. Written communications received from shareholders are shared with the full Board or appropriate committee as warranted. The Board has a complaint procedure for communicating accounting, internal accounting controls and auditing matters. Complaints generated are directed to a separate mailing address, which is under the control of the Chair of the Audit Committee. Please refer to
 Governance Documents
 in the
 Corporate Information
 section under the
 Investors
 link on the Corporation’s website at
 www.midpennbank.com
 for complete details.
A shareholder who intends to nominate an individual for election to the Board (other than a candidate proposed by the Board) must notify the Secretary of the Corporation in compliance with the requirements of Article 10, Section 10.1 of the Corporation’s Bylaws. Any shareholder who intends to nominate a candidate for election to the Board must notify the Secretary of the Corporation in writing not less than the earlier of (1) 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding Annual Meeting of Shareholders (which would be November 28, 2025, for the 2026 annual meeting), or (2) the deadline for submitting shareholder proposals for inclusion in a proxy statement and form of proxy as calculated under Rule 14a-8(e) promulgated
by the SEC (which is also November 28, 2025, for the 2026 annual meeting).
In addition to satisfying the foregoing requirements under the Corporation’s Bylaws, to comply with the SEC’s new universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by SEC Rule
14a-19
no later than 60 days prior to the anniversary of the previous year’s annual meeting date (which would be March 14, 2026, for the 2026 annual meeting).
Annual Meeting Attendance
All directors attended the 2024 Annual Meeting of Shareholders. While the Corporation does not have a formal policy regarding attendance, all directors are strongly encouraged to attend the Annual Meeting of Shareholders.
Committees and Meetings of the Corporation’s Board
During the year ended December 31, 2024, the Corporation’s Board of Directors held 14 meetings. In addition, the Corporation’s independent Board members held one independent Board meeting during 2024.

2025 PROXY STATEMENT	13

GOVERNANCE OF THE CORPORATION

During 2024, the Board maintained six standing committees, four of which serve only the Corporation: Nominating and Corporate Governance, Executive, Audit, and Compensation; and two of which jointly serve the Corporation and the Bank: Real Estate, and Risk. Only independent directors serve on the Audit, Compensation, and Nominating and Corporate Governance Committees. Current committee membership is displayed in the following table.

Committee Membership Table

	Nominating and Corporate Governance (Corporation only)	Executive (Corporation only)	Audit (Corporation only)	Compensation (Corporation only)	Real Estate (Joint)	Risk (Joint)

Robert A. Abel	CC	●	●/FE

Kimberly J. Brumbaugh		●		CC		●

Matthew G. DeSoto	VC	●		VC

Albert J. Evans				●	●

Joel L. Frank	●	●				CC

Maureen M. Gathagan				●		VC

Brian A. Hudson, Sr.	●		VC/FE			●

Bruce A. Kiefer	●		●			●

Theodore W. Mowery					●	●

John E. Noone		●	CC/FE	●

Rory G. Ritrievi		CC			●	●

William A. Specht, III			●		CC

Meetings Held in 2024	4	3	7	7	4	4

CC	Committee Chair
VC	Committee Vice Chair
●	Member
FE	Financial Expert per Section 407 of the Sarbanes-Oxley Act

During 2024, each of the directors attended at least 85% of the aggregate of all meetings of the Board and the committees on which he or she served. The independent directors met in executive session one time in 2024.

14

GOVERNANCE OF THE CORPORATION

The function of each of the Corporation’s committees is described below.

Nominating and Corporate Governance Committee

Among other responsibilities, this committee identifies, evaluates and recommends to the Board candidates for election or appointment as directors; monitors and makes recommendations to the Board on matters of policies and practices relating to corporate governance; and makes recommendations to the Board with respect to amendments to the Corporation’s organizational documents. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined by Nasdaq listing standards). Robert A. Abel serves as Chair and Matthew G. DeSoto serves as Vice Chair of this committee.

The Nominating and Corporate Governance Committee has a charter which is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com.

When developing a list of potential nominees, the Nominating and Corporate Governance Committee may take into consideration names provided by shareholders, directors or executive management. Information is gathered concerning the potential Board member’s location of business and residence, shares owned, and profession or business. Information about the individual’s core competencies and personal characteristics, including integrity, expertise and enthusiasm, is also gathered to determine if the candidate meets the criteria listed in the N&CGC Policy. The Nominating and Corporate Governance Committee screens this information to narrow its search of final candidates to be interviewed. Upon completion of the interviews, the Committee makes a final recommendation to the full Board. All potential candidates are screened by the same process regardless of whether they are recommended by a director, a member of executive management, or a shareholder.

The Nominating and Corporate Governance Committee recognizes the importance of having diverse perspectives on the Board and endeavors to achieve, over time, a balanced level of diversity in the Board’s overall composition. With this goal in mind, the Board has made progress over the last six years with the additions of Ms. Brumbaugh in 2019 and Mr. Hudson and Ms. Gathagan in 2021. The following matrix illustrates the core competencies determined by the Board to be exhibited by each director and nominee, as well as certain other qualifications and personal characteristics.

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GOVERNANCE OF THE CORPORATION

Board Composition Matrix

Core Competencies

Executive/Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Financial/Accounting/ Banking	✓	✓	✓				✓	✓	✓	✓	✓	✓

Legal/Regulatory		✓		✓	✓		✓		✓	✓	✓	✓

Development, Succession, Benefits, Compensation	✓	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓

Information Technology	✓	✓	✓		✓	✓	✓	✓			✓	✓

Self-Identified Personal Information

Age	66	56	48	58	63	51	70	65	66	65	61	63

Gender (1)	M	F	M	M	M	F	M	M	M	M	M	M

Race (2)	C	C	C	C	C	C	B	C	C	C	C	C

Years Served on MPB Board	14	6	17	1	1	3	4	2	22	13	16	19

Share Ownership	33,955	10,966	107,674	37,352	8,841	11,289	7,414	1,041,931	61,036	66,427	68,851	49,901

Independence	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y

(1)	M – Male / F – Female

(2)	C – Caucasian / B – Black

Percent of Board members who meet diversity characteristics – 25%

Average Age – 61

Average Share Ownership – 125,470

Percent of outstanding common stock beneficially owned by the Board – 7.8%

Executive Committee
This committee may exercise the authority of the Board in the intervals between the meetings of the Board so far as may be permitted by law. Rory G. Ritrievi serves as Chair of this committee.

Audit Committee

This committee oversees audit coverage, selects the independent registered public accounting firm, reviews the annual and quarterly financial statements of the Corporation and auditor’s reports, and monitors with management and the internal and external auditors the system of internal controls and its accounting and reporting practices. All members of the Audit Committee are non-employee directors and are independent (as independence is currently defined by Nasdaq listing standards). The Audit Committee has a charter which is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com. John E. Noone serves as Chair and Brian A. Hudson, Sr. serves as Vice Chair of this committee. Robert A. Abel, Brian A. Hudson, Sr., and John E. Noone serve as the Audit Committee Financial Experts.

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GOVERNANCE OF THE CORPORATION

Compensation Committee

This committee assures that senior executives are compensated effectively in a manner consistent with the Corporation’s compensation strategy, internal equity considerations, competitive practice and the requirements of the appropriate regulatory bodies. This committee also reviews salary adjustments, compensation and benefits programs for all employees and makes recommendations to the Board. All members of the Compensation Committee are independent (as independence is currently defined by Nasdaq listing standards). The Compensation Committee has a charter which is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com. Kimberly J. Brumbaugh serves as Chair and Matthew G. DeSoto serves as Vice Chair of this committee.

Environmental and Social Commitments

As a publicly traded community financial institution, it is incumbent upon the Corporation to assure that its operations are conducted in a manner that is both consistent with environmental preservation and supportive of the entire community in which it operates.

While the Corporation does not have a formal environmental policy because the nature of its operations does not result in a direct, material impact on the environment, the Corporation strives to operate in a manner that is environmentally friendly. We are currently in the process of implementing a multi-year plan to make each of the buildings in which the Corporation and its subsidiaries operate more environmentally friendly through scheduled renovations utilizing materials intended to leave as small a carbon footprint as economically feasible. Additionally, through its credit portfolio, the Corporation has strived to focus its efforts on companies that also operate in an environmentally-favorable manner.

Additionally, the Corporation endeavors to be a socially responsible corporate citizen. As evidenced by the hundreds of thousands of dollars it contributes to charitable causes throughout its footprint, the thousands of hours of community service provided by its employees, the dedication of its entire team to two major, annual charitable fundraising programs (to combat breast and prostate cancer), and the initiatives it has developed centering on financial literacy, women in banking, and promoting diversity and inclusion, the Corporation is committed to being a socially responsible corporate citizen.

2025 PROXY STATEMENT	17

RELATED PERSON TRANSACTIONS

Related person transactions greater than $120,000 must be approved by the Board prior to any commitment by the Bank to any such transaction. Directors do not participate in the discussions and are not present for voting on their own related person transactions. All of the material terms, conditions and purpose of the transaction must be described in writing and provided to the Board, together with the written request for approval of any such transaction. The transaction is to be reviewed and approved by the appropriate senior officer before being submitted to the Board for approval. Related person transactions for ongoing or continuing services can be reviewed and pre-approved within reasonable parameters established by the Board on an as-needed basis. If the terms, pricing or conditions change so as to go outside the specified parameters cited in the request, the transactions are required to be resubmitted for review and approval.

From time to time, the Bank has engaged in and intends to continue to engage in banking and financial transactions in the ordinary course of business with the Corporation’s and the Bank’s officers and directors and their immediate families and companies in which they had an ownership interest of 10% or more, in each case on comparable terms as those prevailing from time to time for other customers and vendors. Loans from the Bank to such persons are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the Bank, and do not involve more than the normal risk of collectability or present other unfavorable features. The Corporation does not extend loans to related persons.

The Bank is party to a lease agreement with an entity that is an affiliate of Mr. Noone, Lead Independent Director of the Corporation’s Board, in connection with a retail branch property located in Mechanicsburg, Pennsylvania, which has a remaining initial term of 10 years. Following our 2015 acquisition of Phoenix Bancorp, Inc., the Bank assumed a lease agreement with the same entity in connection with a retail branch property located in Frackville, Pennsylvania, which has a remaining initial term of 12 years. The aggregate lease payments to such entity, of which Mr. Noone is a 98% limited partner, totaled approximately $175,000 during 2024. In determining director independence, the Board considered these lease arrangements and concluded they do not impact the independence of Mr. Noone.

Lawrence Kiefer, brother of director Bruce A. Kiefer, has been employed by the Bank since 2018. He recently retired from his position as Vice President, Transition Ambassador in our western market. In such role, Mr. Lawrence Kiefer earned compensation in excess of $120,000 in 2024, and received retirement, health and wellness benefits, all on comparable terms as those provided for other employees of the Bank. Pursuant to the Related Person Transactions Policy, our Audit Committee reviewed and approved the details of Mr. Kiefer’s employment.

Neither the Corporation nor the Bank has entered into any other material transactions, proposed or consummated, with any other director or executive officer of the Corporation or the Bank, or any associate of the foregoing persons.

18

BENEFICIAL OWNERSHIP OF MID PENN BANCORP, INC.’S STOCK HELD BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

The following table sets forth, to the best of the Corporation’s knowledge, those persons or entities who owned of record or beneficially on March 3, 2025, more than 5% of the outstanding shares of the Corporation’s common stock.

Beneficial ownership of the Corporation’s common stock was determined by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

•	voting power, which includes the power to vote or to direct the voting of the stock; or

•	investment power, which includes the power to dispose or direct the disposition of the stock; or

•	the right to acquire beneficial ownership within 60 days after March 3, 2025.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Lawrence Keister & Co. PO Box 254 Scottdale, PA 15683	1,003,259(1)	5.2%

Marilyn K. Andras 244 East Lake Road Acme, PA 15610	1,037,978(2)	5.4%

Lawrence J. Kiefer 305 Dogwood Drive Smithfield, PA 15478	1,038,251(3)	5.4%

Bruce A. Kiefer 944 East Walnut Street Palmyra, PA 17078	1,041,931(4)	5.4%

Donald F. Kiefer 156 Montgomery Road Scottdale, PA 15683	1,045,114(5)	5.4%

General American Capital, LLC 222 Royal Palm Way Palm Beach, FL 33480	1,175,000(6)	6.1%

Philip A. Norcross 222 Royal Palm Way Palm Beach, FL 33480	1,190,079(7)	6.1%

BlackRock, Inc. 50 Hudson Yards New York, NY 10001	1,181,709(8)	6.1%

Wellington Management Group LLP 280 Congress Street Boston, MA 02210	1,452,177(9)	7.5%

(1)

Bruce A. Kiefer, a director of the Corporation, Donald F. Kiefer, a former director of the Corporation, Lawrence J. Kiefer, a former employee of the Bank, and Marilyn K. Andras, a former employee of the Bank, may be deemed to be beneficial owners of these shares because each of these individuals is a managing partner of Lawrence Keister & Co., a Pennsylvania general partnership (the “Partnership”), and may be deemed to share investment and voting power.

(2)

In addition to the 1,003,259 shares held in the name of the Partnership listed above, Marilyn K. Andras is also the beneficial owner of an additional 34,719 shares, giving her total beneficial ownership of 1,037,978 shares.

2025 PROXY STATEMENT	19

BENEFICIAL OWNERSHIP OF MID PENN BANCORP, INC.’S STOCK HELD BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

(3)

In addition to the 1,003,259 shares held in the name of the Partnership listed above, Lawrence J. Kiefer is also the beneficial owner of an additional 34,992 shares, giving him total beneficial ownership of 1,038,251 shares.

(4)

In addition to the 1,003,259 shares held in the name of the Partnership listed above, Bruce A. Kiefer is also the beneficial owner of an additional 36,285 shares individually, 1,000 shares held jointly with his spouse, 999 shares of restricted stock, and 388 shares held by his child, giving him total beneficial ownership of 1,041,931 shares.

(5)

In addition to the 1,003,259 shares held in the name of the Partnership listed above, Donald F. Kiefer is also the beneficial owner of an additional 41,855 shares, giving him total beneficial ownership of 1,045,114 shares.

(6)	Based on information set forth in a Schedule 13D filed with the Securities and Exchange Commission on November 8, 2024 by Susan D. Hudson, in her capacity as Manager and a Trustee.
(7)

In addition to the 1,175,000 shares held in the name of General American Capital, LLC listed above, Philip A. Norcross is also the beneficial owner of an additional 15,079 shares, giving him total beneficial ownership of 1,190,079 shares.

(8)	Based on information set forth in a Schedule 13G/A filed with the Securities and Exchange Commission on January 26, 2024 by BlackRock, Inc.
(9)	Based on information set forth in a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2025 by Wellington Management Group LLP.

Share Ownership by the Directors, Officers and Nominees

The following table shows, as of March 3, 2025, the number of shares and percentage of the Corporation’s common stock beneficially owned by each incumbent director, each nominee, and each Named Executive Officer, and all of the Corporation’s directors, nominees, and executive officers collectively as a group based on information furnished by the persons named and the Corporation’s records.

Beneficial ownership of shares of the Corporation’s common stock is determined in accordance with SEC Rule 13d-3. Unless otherwise indicated in a footnote appearing below the table, all shares reported in the following table are held either by the individual alone or by the individual together with his or her spouse. The number of shares owned by the respective directors, nominees and executive officers is rounded to the nearest whole share.

	Common Stock

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class

Robert A. Abel	33,955	(1)	*

Kimberly J. Brumbaugh	10,966	(2)	*

Matthew G. DeSoto	107,674	(3)	*

Albert J. Evans	37,352	(4)	*

Joel L. Frank	8,841	(5)	*

Maureen M. Gathagan	11,289	(6)	*

Brian A. Hudson, Sr.	7,414	(7)	*

Bruce A. Kiefer	1,041,931	(8)	5.4%

Theodore W. Mowery	61,036	(9)	*

John E. Noone	66,427	(10)	*

Rory G. Ritrievi	68,851	(11)	*

William A. Specht, III	49,901	(12)	*

Justin T. Webb	17,446	(13)	*

Scott W. Micklewright	17,717	(14)	*

Joseph L. Paese	7,838	(15)	*

Jordan D. Space	6,338	(16)	*

Directors, nominees and executive officers as a group (19 persons including those named above)	1,566,126		8.1%

*	Does not exceed 1% of the class based on the number of shares of common stock outstanding as of March 3, 2025.
(1)	Includes 26,530 shares held in a Trust and 999 shares of restricted stock.
(2)	Includes 999 shares of restricted stock.
(3)

Includes 3,327 shares held by Mr. DeSoto in PUTMA accounts for his children, 78 shares held by Mr. DeSoto as a 50% owner in a partnership account, for which he has sole voting power, and 999 shares of restricted stock.

(4)	Includes 1,243 shares held in the name of Frontier Trust FSB trustee, for Fanelli, Evans & Patel P.C. and 999 shares of restricted stock.

20

BENEFICIAL OWNERSHIP OF MID PENN BANCORP, INC.’S STOCK HELD BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

(5)	Includes 999 shares of restricted stock.
(6)	Includes 999 shares of restricted stock.
(7)	Includes 999 shares of restricted stock.
(8)	Includes 1,003,259 shares held by a family partnership, of which Mr. Kiefer is a managing partner, 388 shares held by his child, and 999 shares of restricted stock.
(9)	Includes 250 shares held by Mr. Mowery’s spouse and 999 shares of restricted stock.
(10)	Includes 40,400 shares held in a Trust and 999 shares of restricted stock.
(11)	Includes 8,523 shares of restricted stock.
(12)

Includes 4,900 shares held by Mr. Specht’s entity wholly-owned and 999 shares of restricted stock. Mr. Specht is trustee of a family trust of which 31,210 shares are held for the benefit of Janet E. Specht.

(13)	Includes 1,267 shares of restricted stock.
(14)	Includes 1,267 shares of restricted stock.
(15)	Includes 571 shares of restricted stock.
(16)	Includes 1,026 shares of restricted stock.

2025 PROXY STATEMENT	21

PROPOSAL NO. 2: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 and the related rules of the SEC, we are holding an advisory vote on the compensation of our named executive officers. At our 2024 annual meeting, over 94% of the votes cast by our shareholders approved the compensation paid to our named executive officers.

As described in detail in this proxy statement, our executive compensation programs are designed to attract, motivate, reward and retain our named executive officers, who are critical to our success. We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officer compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote FOR the following resolution at the Annual Meeting of Shareholders:

“RESOLVED, that the shareholders of Mid Penn Bancorp, Inc. hereby approve the compensation of the Corporation’s named executive officers, as described in the Compensation Discussion and Analysis and accompanying tabular and narrative disclosure contained in the Corporation’s proxy statement for the 2025 Annual Meeting of Shareholders.”

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into consideration the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote FOR this proposal.

22

EXECUTIVE OFFICERS

Executive Officers of the Corporation and the Bank

The following table sets forth, as of March 3, 2025, selected information about the Corporation’s and Bank’s executive officers, each of whom is appointed by the Board and each of whom holds office at the Board’s discretion.

Name	Age	Principal Occupation for the Past Five Years and Position Held with Mid Penn Bancorp, Inc. and Subsidiaries

Rory G. Ritrievi	61	Board Chair of the Corporation and Bank since July 2021; President, Chief Executive Officer and Director of the Corporation and the Bank since 2009.

Justin T. Webb	42	Senior Executive Vice President of the Bank since October 2018 and Chief Financial Officer of the Corporation and Bank since January 2024; Chief Operating Officer of the Bank from May 2018 to January 2024; Interim Chief Financial Officer of the Corporation and Bank from March 2022 to May 2022.

Joan E. Dickinson	60	Senior Executive Vice President and Chief Retail Officer of the Bank since August 2021; Executive Vice President and Chief of Staff of the Bank from October 2018 to August 2021.

Heather R. Hall	51	Senior Executive Vice President, Market President of the Central PA Market and Chief Lending Officer of the Bank since January 2024; Executive Vice President and Market President of the Capital Region from April 2021 to January 2024; Commercial Relationship Manager of the Bank from November 2016 to April 2021.

Scott W. Micklewright	42	President of Commercial and Consumer Banking since January 2024 and Senior Executive Vice President, Chief Revenue Officer of the Bank since October 2018; Executive Vice President, Chief Lending Officer of the Bank from February 2013 to October 2018.

Joseph L. Paese	65	First Executive Vice President since January 2024 and Director of Trust and Wealth Management of the Bank since April 2016; Executive Vice President of the Bank from April 2016 to January 2024.

Jordan D. Space	41	President of the Private Bank and Senior Executive Vice President, Chief Operating Officer of the Bank since January 2024; Executive Vice President, Chief Corporate Development Officer of the Bank from April 2022 to January 2024; Executive Vice President and Market President at S&T Bank from 2018 to April 2022.

2025 PROXY STATEMENT	23

COMPENSATION DISCUSSION AND ANALYSIS

2024 Key Business Accomplishments

The past year was a successful one for the Corporation, despite a difficult operating environment. As we look back on 2024, we are extremely proud of the following key accomplishments:

Key 2024 Financial Accomplishments

✓ Return on average assets was 0.91% for 2024.

✓ Organic deposit growth for 2024 was $343 million, or an annual increase of 7.91%.

✓ Tangible book value growth was 9.0% in 2024.

✓ Capital raise of $76.5 million net proceeds after underwriting charges.

✓ Cash dividends paid during 2024 of $0.80 per common share.

Compensation Program Authority and Objectives

The Board has delegated the task of administering Mid Penn’s compensation program to the Compensation Committee. The Committee’s primary responsibility is to assure that the compensation structure and components for executive officers of the Corporation and its subsidiaries are designed to (i) align with the interests of our shareholders and the strategic goals of the Corporation and its subsidiaries, (ii) attract and retain highly-qualified executives who are motivated to achieve high levels of performance, both short-term and long-term, (iii) be competitive with compensation programs of peer institutions, (iv) not encourage undue risk-taking which would negatively affect the safety and soundness of the Corporation and its subsidiaries, and (v) comply with the requirements of the appropriate regulatory bodies.

In making its compensation decisions for 2024, the Compensation Committee desired to recognize the efforts of the members of the executive management team who guided the Corporation in achieving each of the foregoing milestones.

24

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the key elements of our compensation program for our named executive officers. For the year 2024, our named executive officers are:

Name	Position

Rory G. Ritrievi	Board Chair, President, Chief Executive Officer and Director of the Corporation and Bank

Justin T. Webb	Senior Executive Vice President, Chief Financial Officer of the Corporation and Bank

Scott W. Micklewright	President of Commercial and Consumer Banking and Senior Executive Vice President, Chief Revenue Officer of the Bank

Joseph L. Paese	First Executive Vice President, Director of Trust and Wealth Management of the Bank

Jordan D. Space	President of the Private Bank and Senior Executive Vice President, Chief Operating Officer of the Bank

Compensation Program Design Overview

The main elements of compensation for 2024 for the named executive officers were base salary, short-term incentives, restricted stock awards, and the vesting of cash retention bonuses implemented in 2022. Such elements are consistent with the Corporation’s compensation objectives to align with the long-term growth and sustained earnings objectives of shareholders, and our ability to attract, retain, and motivate highly-qualified executives.

Management’s Input Involving the Compensation Program

The Compensation Committee considers the views and recommendations of the Chief Executive Officer in making compensation decisions affecting executive officers who report to him. The Chief Executive Officer’s role in recommending compensation levels and compensation program elements is to develop and recommend appropriate performance measures and targets for each individual, to report on the respective individual’s performance, to provide data and background material to enable the Compensation Committee to assess the labor market and to make specific recommendations on each named executive officer’s respective salary. The Chief Executive Officer does not recommend his own salary and is not present during the Compensation Committee’s or the Board’s discussions or decisions regarding his or his team’s specific compensation.

Supplementary to executive compensation peer data provided by the Corporation’s independent compensation consultant, members of the Corporation’s Finance and Human Resources management team periodically provide the Chief Executive Officer and the Compensation Committee with updated peer analyses, which compile compensation program data disclosed by other peer banks in their respective SEC filings, in order for the Compensation Committee to assess the competitive market for executive compensation, and the consistency of the Corporation’s elements and amount and trend of executive compensation with those of similarly-profiled peer banks.

2025 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Consultant’s Role in Determining Compensation

In 2024, the Compensation Committee utilized the services of Newcleus Compensation Partners, an independent consulting firm that specializes in executive and board compensation. In connection with the 2024 engagement, Newcleus provided relevant peer data analysis (utilizing 2023 proxy information, the most recent compensation data publicly available) and advice for consideration by the Committee in evaluating compensation of the named executive officers. The Board’s objective is to compensate our executive officers at or around the 50th percentile of peers. The following peer group comprised of commercial banks with total assets ranging between $2.8 billion and $9.6 billion was used in Newcleus’s analysis:

First Commonwealth Financial Corporation	Washington Trust Bancorp, Inc.

ConnectOne Bancorp, Inc.	Peapack-Gladstone Financial Corporation

S&T Bancorp, Inc.	TrustCo Bank Corp NY

Flushing Financial Corporation	City Holding Company

Kearny Financial Corp.	Northfield Bancorp, Inc. (Staten Island, NY)

Amalgamated Financial Corp.	Financial Institutions, Inc.

Tompkins Financial Corporation	CNB Financial Corporation

The Bancorp, Inc.	Cambridge Bancorp

Univest Financial Corporation	Orrstown Financial Services, Inc.

Metropolitan Bank Holding Corp.

Results of Shareholder “Say on Pay” Vote in Determining Compensation

Each year, the Corporation asks its shareholders to cast a non-binding advisory vote on the compensation of our named executive officers, known as a “say-on-pay” vote. At the 2024 Annual Meeting, the Corporation’s shareholders approved the compensation of our named executive officers by an overwhelming majority of more than 94% of votes cast. The Compensation Committee considers the shareholders’ voted level of approval of our executive compensation practices relative to both the current year, and say-on-pay voting trends over several years, as a key input when considering whether to significantly change the Corporation’s compensation policies and practices. The strong past-shareholder support of our compensation philosophy, combined with the strong retention of the executive management team, has led the Compensation Committee to conclude that a material change to such philosophy is not currently necessary, although the Committee continues to seek the advice of an independent compensation consultant, as well as data from management, to ensure that the Corporation’s pay practices are consistent with current market conditions and best practices.

CEO Pay Ratio Disclosure

In 2015, the SEC adopted a rule requiring certain public companies to disclose the ratio of the total compensation of the CEO to the median compensation of its other employees.

For the Corporation, the median employee was determined using a census of all full-time and part-time employees as of November 30, 2024, which totaled 623 personnel excluding the CEO. The annual total compensation for all employees on this census was calculated using the same pay elements shown for the CEO in the “Summary Compensation Table – 2024”. The primary elements of this 2024 total compensation calculation included base salary/wages, bonuses and incentive compensation, employer matching contributions to the Corporation’s 401(k) plan, restricted stock awards, auto allowances, employer-paid life insurance premiums and nonqualified deferred compensation. For full-time employees who were hired during 2024, the base salary/wages element was annualized to determine the respective individual’s total compensation.

26

COMPENSATION DISCUSSION AND ANALYSIS

As disclosed in the “Summary Compensation Table – 2024,” the total compensation of the CEO for 2024 was $1,241,097. The 2024 total compensation of the median employee was $62,005. The resulting ratio of the CEO’s total compensation to that of the median employee is 20 to 1.

Components of Compensation

Base Salary

Base salary levels are set to attract and retain executives who can further the Corporation’s and Bank’s strategic objectives and who are motivated to achieve high levels of performance, both short-term and long-term. Base salary is the most significant component of the named executive officers’ compensation, and the Compensation Committee reviews it every year to determine whether the salary for each respective named executive officer is at an appropriate level when considering the relevant inputs. As mentioned above, the Chief Executive Officer reviews each named executive officer’s performance, other than his own, in making salary recommendations to the Compensation Committee. The Chief Executive Officer and the Compensation Committee consider each named executive officer’s general management performance; policy, procedure, and regulatory compliance; public relations; strategic objectives management; length of service with the Corporation and Bank; and the named executive officer’s position and areas of responsibility in making its determination of the appropriate level of base salary. The Compensation Committee reviews the Chief Executive Officer’s performance in making a salary recommendation to the Board.

Short-Term Incentives and Bonuses

In 2023 and 2024, the Corporation maintained an informal executive compensation plan pursuant to which our named executive officers were eligible to receive short-term cash and equity incentives for the achievement of corporate and individual performance goals. In order to receive a payment under the plan in 2024, the named executive officer had to be employed prior to September 30, 2023, and on the date of payout, and both the corporate and individual performance goals, which include actions that can only be taken by the named executive officer for the respective performance period, must be achieved. The short-term incentives for performance in 2023 and for the first quarter of 2024 paid to named executive officers were awarded in the first quarter of 2024. A key input considered by the Compensation Committee in determining whether to recommend an award and the amounts thereof were the actual earnings performance of the Corporation for the full year of 2023 and the first quarter of 2024 compared to the Board-approved targeted net income available to common shareholders for the respective periods as well as other non-financial targets. Originally, the Board’s targeted net income for 2023 was $54,071,000, which was subsequently adjusted to $46,236,000 following consummation of the Brunswick Bancorp acquisition in May 2023. Actual net income for 2023 was $37,397,000. The Board’s targeted net income for the first quarter of 2024 was $7,252,000 while actual net income for that period was $12,133,000. The Compensation Committee believed that the Board-approved earnings targets were aggressive and difficult to achieve, particularly in the difficult operating environment.

As a result of this performance relative to the Board-approved targets, and taking into account the impacts of the difficult banking environment on 2023 results, and considering each named executive officer’s respective performance goals and achievements, the Compensation Committee did not award cash incentive payments in 2024.

Equity Incentive Plans

The Corporation has continued to make restricted common stock awards to named executive officers, other members of management, and directors, consistent with past practice. Restricted stock is common stock granted to an employee or director that does not vest until specific conditions are met. Typical conditions for employees receiving restricted stock grants include performance goals for the individual or the Corporation, and for the vesting thereof, the individual being required to remain employed with the Corporation or Bank for a specific number of years. Once the conditions are met, then the common stock vests and the employee obtains the shares without restrictions. The Board believes that restricted stock awards can serve as an important element in attracting and retaining employees and directors whom the Board expects to contribute to the Corporation’s growth and success

2025 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

both in the near-term, and over the longer-term vesting period and beyond, to realize benefits in the growth on the value of the Corporation’s stock in alignment with shareholder interests. By compensating employees and directors with shares of Corporation common stock, the employees and directors have additional incentive to ensure that the Corporation is successful. Based on the recommendations of the Compensation Committee, the Board determines to whom specifically it grants restricted stock, as well as the timing, vesting schedule, and number of shares subject to the award. Historically, awards have been made under the Mid Penn Bancorp, Inc. 2014 Restricted Stock Plan, which expired by its terms in 2024.

At the 2023 Annual Meeting, the Corporation’s shareholders approved a new, omnibus Stock Incentive Plan. This new plan replaces the 2014 Restricted Stock Plan and provides the Corporation additional flexibility in designing its equity compensation programs by authorizing the issuance of stock options, restricted stock, stock appreciation rights, deferred stock units, and performance shares. The number of shares of common stock which may be issued under the Stock Incentive Plan may not exceed 350,000 shares. The Compensation Committee may suspend, terminate or amend the Stock Incentive Plan at any time; provided, that no amendment may be made without shareholder approval if such approval is required by law, agreement or the rules of any exchange upon which the Corporation’s shares of common stock are listed. In addition, no such amendment, suspension or termination may impair the rights of participants with respect to their outstanding awards without their consent.

All awards issued under the Stock Incentive Plan are subject to the Corporation’s Clawback Policy.

Retention Bonuses

In 2022, a two-year retention bonus was awarded to Messrs. Webb, Micklewright, and Space and a three-year retention bonus was awarded to Mr. Ritrievi. While advanced in full on the grant date, these bonuses were structured such that they vest over a two-year or three-year period (one-half or one-third on each anniversary of the grant date), subject to the executive’s continued employment. In the event that the executive’s employment is terminated for cause or the executive resigns prior to the final anniversary of the grant date, the executive is required to repay any unvested portion plus interest on the unvested portion. Amounts that vested in 2024 are reflected in the Summary Compensation Table below.

Benefit Plans Available for All Employees

Certain benefit plans, including group insurance plans as described below, are not tied to Bank or individual performance. The cost of providing such plans to all eligible employees, including named executive officers, is viewed as a cost of doing business and not taken into account when determining specific compensation of the named executive officers.

Group Insurance Plans

The named executive officers participate in group insurance benefit plans that are generally available to all employees. These plans include group life insurance, group disability, health insurance and dental and vision benefits. Such plans are standard in the industry and in the geographic area for all industries, as well as necessary to compete for talented employees at all levels of the Bank. Under the group life insurance plan, Mr. Ritrievi was unable to get the same percentage of coverage as other employees due to the maximum benefit provided for in the plan. In order to afford Mr. Ritrievi the same long-term disability coverage as other employees, an individual policy was purchased with the premium (and Mr. Ritrievi’s associated income tax liability) reimbursed by the Bank. Additionally, Mr. Ritrievi and the named executive officers are also provided a supplemental short-term disability plan to cover the same percentage of coverage as other employees due to the maximum benefit provided for the short-term disability plan.

Retirement Plan

In an effort to encourage its employees, including the named executive officers, to save for retirement, the Bank has established a tax-qualified 401(k) retirement plan for employees. The Bank believes that it is important to assist employees in saving for retirement and believes that by providing a mechanism to save for retirement, and through Bank matching of certain employee contributions, the Bank is providing the named executive officers with a reasonable and industry-expected incentive to continue in the employ of the Bank.

28

COMPENSATION DISCUSSION AND ANALYSIS

Employee Stock Purchase Plan

At the 2023 Annual Meeting, shareholders approved a new, tax-qualified employee stock purchase plan. The new, tax-qualified plan replaced the plan that had been in place since January 1, 2011. The new employee stock purchase plan provides eligible employees of the Corporation or the Bank, including the named executive officers, with an opportunity to purchase shares of common stock of the Corporation at a discounted price through payroll deductions. The Plan provides participants with a convenient method to acquire an interest in the common stock of the Corporation and realize the benefits of their efforts toward the long-term performance and success of the Corporation in alignment with our shareholders’ interests.

Company Vehicle

Each of the named executive officers is provided a company vehicle. Provision of a company vehicle is standard in the financial services industry as executive officers frequently meet clients and business associates at locations offsite of the Corporation’s offices. Each executive’s personal use of the company vehicle is tracked and calculated for inclusion in their taxable and total compensation.

Accounting and Tax Treatments

The Compensation Committee, in consultation with Finance management, considers the accounting and tax consequences of the compensation program and its elements, both for the Corporation and the individual, prior to making any changes to the compensation structure. Section 162(m) of the Internal Revenue Code limits the deduction of compensation paid to the named executive officers if certain thresholds are exceeded. Based upon the current base salary and compensation structure and existing agreements with the executives, the Corporation does not believe that Section 162(m) limitations were triggered in 2024 for our named executive officers, but this may be applicable in future years dependent upon factors including legislative changes to the limits, specific provisions and exclusions, or applicability of this tax code section.

Material Differences in Named Executive Officers’ Compensation

The differential between salary levels for each of the named executives is primarily driven by their respective positions, with consideration also given to the experience and time in their respective positions.

Employment, Change in Control, and Supplemental Executive Retirement Plan Agreements

Employment Agreements

Each named executive officer is party to an employment agreement with the Corporation and the Bank, which, unless earlier terminated, automatically renews on each September 6 for a total of the next three years for Messrs. Ritrievi, Webb and Micklewright, and two years for Messrs. Paese and Space. The employment agreements provide that Messrs. Ritrievi, Webb, Micklewright, Paese and Space will receive an annual base salary of $625,000, $350,000, $350,000, $275,000 and $295,000, respectively, which may be increased from time to time. In addition to base salary, the employment agreements provide for, among other things, participation in bonus programs and other benefit plans and arrangements applicable to executive officers of the Bank.

In the event of the executive’s involuntary termination of employment without “cause” or in the event of a voluntary termination for “good reason” (each as defined in the employment agreement), the executive would become entitled to continue to receive the executive’s base salary in effect on the date of termination for a period equal to the greater of the remaining employment term or six months and participate in the Bank’s life, disability, medical/health insurance and other benefits substantially similar to those which the executive was receiving during the year prior to the date of termination for the same period described above immediately following the date of termination, or a cash payment equal to the estimated after-tax cost to obtain such benefits, or substantially similar benefits.

2025 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

The employment agreement and the executive’s employment may be terminated for “cause” (as defined in the employment agreement) by written notice from the Corporation or the Bank. If the employment agreement is terminated for cause, the executive’s rights under the employment agreement terminate as of the effective date of termination. The employment agreement also terminates without further payments to the executive as of the termination date in the event of the executive’s voluntary termination of employment (other than for good reason) or death. In the case of the executive’s “disability” (as defined in the employment agreement), the executive will become eligible for employer-provided short-term and/or long-term disability benefits, or worker’s compensation benefits, in which case the Bank’s obligation to pay the executive their annual base salary shall be reduced by such benefits. Under certain other types of disabilities set forth in the employment agreement, the employment agreement will terminate six months following a determination related to such disability by the Corporation’s board of directors.

In the event that the executive is involuntarily terminated for cause or voluntarily terminates employment without good reason, the executive will be subject to a twelve-month non-solicitation covenant (applicable to both customers and employees). In the event that the executive is involuntarily terminated without cause or voluntarily terminates employment for good reason, the executive will be subject to a twelve-month non-solicitation covenant with respect to employees and a six-month non-solicitation covenant with respect to customers.

The employment agreement with each executive provides that, in the event that the payments to be received by the executive, when taken together with payments and benefits payable to or on behalf of the executive under any other plans, contracts or arrangements, would constitute an excess parachute payment under Internal Revenue Code Section 280G, the executive may elect to reduce the payment actually received in order to reduce or eliminate the impact of the excise tax under Section 4999 of the Code. The executive is not entitled to a “gross-up” payment to reduce the effect of the tax under Section 4999 of the Code.

Mr. Ritrievi’s employment agreement further provides that he shall serve on the Bank’s board of directors and shall be re-nominated for election to the Corporation’s board of directors, with the Corporation’s board of directors recommending such election to its shareholders, for any annual meeting of shareholders at which the class of directors in which Mr. Ritrievi is serving will be elected. Mr. Ritrievi’s service as director of the Corporation, the Bank and any affiliate or subsidiary shall immediately terminate upon the termination of his employment for any reason.

Change in Control Agreements

The Corporation has entered into change in control severance agreements with each of its named executive officers. Each agreement has a “double-trigger” payment feature requiring both a change in control of the Corporation and the involuntary termination of the executive’s employment without cause or voluntary termination of employment by the executive for “good reason” in order for the benefit to be payable.

More specifically, in the event an executive’s employment is terminated on or within twelve months after a “change in control” during the term of the agreement either by the Corporation, other than for death or disability or for a reason other than “cause” (as defined in the agreement), or by the executive after the occurrence of certain specified events constituting “good reason” (described below), the Corporation will pay the executive a lump-sum cash payment. That payment is equal to 2.99 times the executive’s highest annual base salary in effect during the twelve months preceding the executive’s termination of employment with respect to Mr. Ritrievi, 2.75 times with respect to Messrs. Webb and Micklewright, and 2.25 times with respect to Messrs. Paese and Space. In addition, the executive and the executive’s beneficiaries will remain eligible to participate, on the same terms and conditions as apply from time to time to the Corporation’s executive management team, medical, vision and dental programs for 33 months for Messrs. Webb and Micklewright, 27 months for Messrs. Paese and Space, and three years for Mr. Ritrievi, or a cash payment equal to the estimated after-tax cost to obtain such benefits, or substantially similar benefits, within thirty days following the executive’s termination. In the event that the executive is involuntarily terminated for cause or voluntarily terminates employment during the term of the agreement, the executive will be subject to a twelve-month non-solicitation covenant (applicable to both customers and employees). In the event that the executive is involuntarily terminated without cause or voluntarily terminates employment for good reason, the executive will be subject to a twelve-month non-solicitation covenant with respect to employees and a six-month non-solicitation covenant with respect to customers.

30

COMPENSATION DISCUSSION AND ANALYSIS

The specified events of “good reason” permitting an executive to terminate employment following a change in control and receive payments or benefits under the agreement include: (i) a material diminution in executive’s authority, title, duties or responsibilities following a change in control from the authority, title, duties or responsibilities existing as of a change in control; (ii) requirement that the executive perform a substantial portion of his or her duties at a location more than 50 miles from executive’s principal executive office on the date of the agreement; or (iii) a material decrease in executive’s base salary and other compensation and benefits existing as of a change in control.

If, within ninety days after a termination of an executive’s employment that entitles such executive to payments under the agreement, the Corporation’s Board becomes aware of facts that, if known during the executive’s employment, it reasonably believes would have justified termination of such executive’s employment for cause (as defined in the agreement), the Corporation may refrain from paying any unpaid amounts due under the agreement or require the executive to promptly, but in no event less than ninety days after notice to such executive of such determination by the Corporation’s Board, repay any amounts previously paid or the value of any benefits previously received under the agreement.

The agreement with each executive provides that, in the event that the payments to be received by the executive, when taken together with payments and benefits payable to or on behalf of the executive under any other plans, contracts or arrangements, would constitute an excess parachute payment under Internal Revenue Code Section 280G, the executive may elect to reduce the payment actually received in order to reduce or eliminate the impact of the excise tax under Section 4999 of the Code. The executive is not entitled to a gross up payment to reduce the effect of the tax under Section 4999 of the Code.

Each agreement is for a term of three years and renews for an additional year on each anniversary of the respective named executive officer’s signing, absent notice of non-renewal from either party.

Supplemental Executive Retirement Plan Agreements

The Bank is a party to supplemental executive retirement plan agreements (“SERPs”) with each of its named executive officers. Each SERP provides for the monthly payment of a fixed cash benefit over a period of fifteen (15) years, commencing on the first day of the month following the executive’s separation from service: (i) occurring on or after reaching normal retirement age (age 70); (ii) due to disability; (iii) due to death; or (iv) within two (2) years following a change in control of the Bank. The terms of the SERPs are identical for each executive, except for the amount of the annual benefit and the timing of vesting of the benefit, which is as follows: Mr. Ritrievi—$190,000 (approximately 85% currently vested with the remainder to vest ratably over the next two years); Messrs. Micklewright and Webb—$100,000 (approximately 87% currently vested with the remainder to vest ratably over the next two years); Mr. Paese—$80,000 (approximately 85% currently vested with the remainder to vest ratably over the next two years); and Mr. Space—$80,000 (approximately 30% currently vested with the remainder to vest ratably over the next eight years). The Board of Directors of the Bank reserves the right to increase the amount of the benefit from time to time, in its discretion.

In the event that any payment owing under the SERP would constitute an excess parachute payment under Section 280G of the Internal Revenue Code, each SERP provides the executive with the same election right as that described under the heading “Change in Control Agreements” above. The executive is not entitled to a gross up payment to reduce the effect of the tax under Section 4999 of the Code.

The SERP also contains non-competition and non-solicitation covenants. A violation of such covenants, except in limited circumstances, would result in the forfeiture of any unpaid benefits to the executive.

Risk Analysis of Compensation Practices and Policies

The Compensation Committee reviewed the compensation policies and practices for all employees and determined that they do not create risks that are reasonably likely to have a material adverse effect on the Corporation or Bank.

2025 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and, based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Corporation’s proxy statement.

Compensation Committee
Kimberly J. Brumbaugh, Chair	Maureen M. Gathagan
Matthew G. DeSoto, Vice Chair	John E. Noone
Albert J. Evans

Compensation Committee Interlocks and Insider Participation

The Corporation has no Compensation Committee interlocks. Messrs. Noone, Mowery, DeSoto and Evans and Mses. Brumbaugh and Gathagan constitute all of the directors who served on the Compensation Committee at any time during 2024. Each of them is an independent outside director. None of them is a current or former officer or employee of the Corporation. During 2024, the Bank engaged in customary banking transactions and had outstanding loans to certain of its directors, executive officers, members of the immediate families of certain directors and executive officers and their associates. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender. In the opinion of management, these loans do not involve more than normal risk of collectability or present other unfavorable features. Non-banking relationships that members of the Compensation Committee have had or maintain with the Corporation or Bank are described under the heading, “Related Person Transactions.” Rory G. Ritrievi, Chair, President, and Chief Executive Officer of the Corporation, attended Compensation Committee meetings only when and to the extent requested by the Committee. Mr. Ritrievi did not participate in determining his own compensation.

32

EXECUTIVE COMPENSATION

The following discussion provides details of the various components of executive compensation.

Summary Compensation Table

The following table summarizes the total compensation awarded or earned for services in all capacities to the Corporation or the Bank for the years ended December 31, 2024, December 31, 2023, and December 31, 2022, for the named executive officers (for the year ended December 31, 2024, for Mr. Space).

Summary Compensation Table – 2024

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Rory G. Ritrievi President & Chief Executive Officer	2024	700,000	18,954	200,019	—	—	262,068	60,056	1,241,097
	2023	679,808	21,356	400,003	—	300,000	252,591	48,265	1,702,023
	2022	604,231	31,250	225,006	—	200,000	234,130	36,382	1,330,999
Justin T. Webb Senior Executive VP & Chief Financial Officer of the Corporation and Bank	2024	406,347	10,559	40,020	—	—	61,067	43,107	561,100
	2023	368,059	11,825	40,003	—	135,000	56,770	39,230	650,887
	2022	344,231	57,500	40,026	—	110,000	52,714	28,686	633,157
Scott W. Micklewright Senior Executive VP & Chief Revenue Officer of the Bank and President of Commercial and Consumer Banking	2024	406,347	10,559	40,020	—	—	61,871	41,707	560,503
	2023	368,059	11,825	40,003	—	135,000	57,517	35,816	648,221
	2022	344,231	17,500	40,026	—	110,000	53,408	30,536	595,701
Joseph L. Paese First Executive VP & Director of Trust and Wealth Management of the Bank	2024	302,824	—	18,016	—	—	134,210	33,654	488,704
	2023	285,383	—	18,004	—	70,000	124,638	29,846	527,871
	2022	259,172	—	18,013	—	30,000	115,604	26,814	449,603
Jordan D. Space Senior Executive VP & Chief Operating Officer of the Bank and President of the Private Bank	2024	350,596	54,811	18,016	—	—	30,057	33,484	486,964

(1)

This amount includes the vested portion of the two-year retention bonus granted in 2022 to Mr. Webb, Mr. Micklewright, and Mr. Space and the three-year retention bonus granted in 2022 to Mr. Ritrievi described under “Retention Bonuses.”

(2)

We calculated these amounts using the provisions of ASC Topic 718. Amounts represent the full grant date fair value of the restricted stock awards granted April 1, 2022, June 1, 2022, April 3, 2023, and April 1, 2024. Depending upon the terms of each respective grant, some percentage of the shares of restricted stock granted vests on each anniversary of the date of grant (each, a “vesting tranche”), but only if such named executive officer remains continuously employed through the applicable anniversary date. The vesting periods range from one year to four years. We include the assumptions used in the calculation of these amounts in the footnotes to our audited financial statements included in our respective Annual Report on Form 10-K for the fiscal years ended December 31, 2022, 2023, and 2024.

(3)	This amount reflects the cash incentive payments described under “Short-Term Incentives and Bonuses.”

(4)

Represents the aggregate increase of $0, $9,104, and $8,183, in the present value of the officer’s accumulated benefit under the Director Retirement Plan for Mr. Ritrievi in 2024, 2023, and 2022, respectively, and reflects the change in the present value of future benefits payable under Supplemental Executive Retirement Plans (SERPs), described under the heading “Nonqualified Deferred Compensation Table”.

(5)	Includes the amounts on the following table that we paid to or on behalf of the named executive officers during 2024.

2025 PROXY STATEMENT	33

EXECUTIVE COMPENSATION

Summary of “All Other Compensation” – 2024

	Ritrievi ($)	Webb ($)	Micklewright ($)	Paese ($)	Space ($)

401(k) Match	14,850	15,525	15,525	13,627	15,525

Life and Disability Insurance	2,095	2,095	2,095	2,092	2,095

Extra Disability Insurance UNUM	4,288	2,192	2,185	2,664	1,542

Personal Use of Company Vehicle	7,503	10,537	5,318	6,896	1,670

Disability Premium Reimbursement	6,433	—	—	—	—

Tax Reimbursements	—	—	—	—	—

Club Memberships	21,383	9,564	16,079	8,181	12,458

Other Miscellaneous Compensation	3,504	3,194	504	194	194

Total	60,056	43,107	41,706	33,654	33,484

Retirement Plans

The Corporation does not maintain a defined benefit pension plan for its employees. In connection with his service on the Board, however, Mr. Ritrievi was a participant in the Director Retirement Plan, which plan was terminated and paid out in 2024. We describe the Director Retirement Plan under the caption “Compensation of the Board.”

The Bank maintains the Mid Penn Bank Retirement Plan (hereafter, the “Retirement Plan”), which is a defined contribution plan and covers all eligible Bank employees, including the named executive officers. The Retirement Plan also has a 401(k) provision for all eligible Bank employees. Eligible employees are entitled to receive a share of the Bank’s discretionary profit-sharing contribution to the Retirement Plan for a year if they are Bank employees on December 31 of that year. For 2024, the Board approved a 401(k) safe harbor matching contribution rate of 100% on the first 4% of the employee deferral contributions plus 50% on the next 1% of the employee deferral contributions, up to a maximum Bank contribution of 4.50%. The Board may adjust its matching rate on an annual basis at its discretion.

The Board makes discretionary contributions to the Retirement Plan based on the recommendation of the Compensation Committee. The Corporation did not make a discretionary profit-sharing contribution for 2024. Distribution under the Retirement Plan can be made to participating employees upon retirement, either normal or early retirement as defined in the Retirement Plan’s provisions, at death or disability of the participating employee or upon severing employment if either partially or fully vested. The Retirement Plan’s discretionary contributions and non-safe harbor contributions are subject to vesting at the rate of 20% per year after the first two years of service with 100% vesting after six full years of service. The 401(k) safe harbor matching contributions are 100% vested when made. Participants are always 100% vested in their own 401(k) contributions. As of December 31, 2024, each of the named executive officers, with the exception of Mr. Space, was 100% vested in their discretionary accounts.

34

EXECUTIVE COMPENSATION

Stock Awards

The following table sets forth information concerning outstanding equity awards held by each named executive officer as of December 31, 2024.

Outstanding Equity Awards at Fiscal 2024 Year End

	Stock Awards

Name	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)

Rory G. Ritrievi	27,697	798,781

Justin T. Webb	4,098	118,186

Scott W. Micklewright	4,098	118,186

Joseph L. Paese	1,891	54,536

Jordan D. Space	2,676	77,176

On April 1, 2024, the Corporation awarded restricted stock to Messrs. Ritrievi, Webb, Micklewright, Paese and Space under the Restricted Stock Plan, which is described above under the caption “Restricted Stock Plan.” Each named executive officer’s shares vest 25% on each anniversary of the date of grant (each, a “vesting tranche”), but only if the named executive officer remains continuously employed through the applicable anniversary date. In general, a participant in the Restricted Stock Plan will forfeit shares then unvested upon his or her termination of employment for any reason. Upon a participant’s death, the participant will vest in any unvested shares that would have vested in that calendar year.

During fiscal year 2024, the Corporation did not grant stock option awards to our named executive officers. Additionally, the Corporation does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for equity awards.

The following table sets forth the number of shares acquired upon the vesting of stock awards by our named executive officers during the fiscal year ended December 31, 2024.

Option Exercises and Stock Vested – 2024

	Stock Awards

Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)

Rory G. Ritrievi	9,037	191,567

Justin T. Webb	1,132	24,133

Scott W. Micklewright	1,132	24,133

Joseph L. Paese	596	12,921

Jordan D. Space	801	16,527

2025 PROXY STATEMENT	35

EXECUTIVE COMPENSATION

Pension Benefits

The following table sets forth information concerning plans that provide for payments or other benefits at, following, or in connection with, retirement for each of our named executive officers.

Pension Benefits – 2024

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Rory G. Ritrievi	Director Retirement Plan	14	—	61,680(1)

(1)	As disclosed above, this plan was terminated and paid out in full in 2024.

Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Rory G. Ritrievi	N/A	262,068	N/A	N/A	1,066,464

Justin T. Webb	N/A	56,700	N/A	N/A	209,915

Scott W. Micklewright	N/A	61,871	N/A	N/A	274,548

Joseph L. Paese	N/A	134,210	N/A	N/A	508,404

Jordan D. Space	N/A	30,057	N/A	N/A	66,378

The nonqualified deferred compensation reflects contributions to date under the respective individual’s Supplemental Executive Retirement Plan.

36

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change of Control

Each of the named executive officers would be entitled to certain contractual benefits if their employment terminates under certain circumstances preceding or following a change in control. The agreements are described under the caption “Employment, Change in Control, and Supplemental Executive Retirement Plan Agreements” included in the Compensation Discussion and Analysis. We calculated the potential post-employment payments due to each of these named executive officers assuming each named executive officer terminated employment or a change in control occurred on December 31, 2024. Actual amounts payable can only be determined at the time of such executive’s termination.

				Before Change in Control		After Change in Control

		Termination for Disability	Termination on account of Death	Involuntary Termination without Cause	Voluntary Termination for Good Reason	Involuntary Termination without Cause	Voluntary Termination for Good Reason

Rory G. Ritrievi	Severance (1)	$0	$0	$1,879,452	$1,879,452	$2,093,000	$2,093,000
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$827,520	$827,520
	Welfare continuation (3)	$0	$0	$93,185	$93,185	$84,970	$84,970
	Value of accelerated restricted stock	$0	$0	$0	$0	$793,519	$793,519
	Total	$0	$0	$1,972,637	$1,972,637	$3,799,009	$3,799,009

Justin T. Webb	Severance (1)	$0	$0	$1,100,823	$1,100,823	$1,127,501	$1,127,501
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$400,020	$400,020
	Welfare continuation (3)	$0	$0	$87,557	$87,557	$77,890	$77,890
	Value of accelerated restricted stock	$0	$0	$0	$0	$117,408	$117,408
	Total	$0	$0	$1,188,380	$1,188,380	$1,722,819	$1,722,819

Scott W. Micklewright	Severance (1)	$0	$0	$1,100,823	$1,100,823	$1,127,501	$1,127,501
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$400,020	$400,020
	Welfare continuation (3)	$0	$0	$85,652	$85,652	$75,958	$75,958
	Value of accelerated restricted stock	$0	$0	$0	$0	$117,408	$117,408
	Total	$0	$0	$1,186,475	$1,186,475	$1,720,887	$1,720,887

Joseph L. Paese	Severance (1)	$0	$0	$513,905	$513,905	$686,251	$686,251
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$355,020	$355,020
	Welfare continuation (3)	$0	$0	$43,943	$43,943	$47,979	$47,979
	Value of accelerated restricted stock	$0	$0	$0	$0	$54,177	$54,177
	Total	$0	$0	$557,848	$557,848	$1,143,427	$1,143,427

Jordan D. Space	Severance (1)	$0	$0	$598,151	$598,151	$798,751	$798,751
	Supplemental Executive Retirement Plan (2)	$0	$0	$0	$0	$960,000	$960,000
	Welfare continuation (3)	$0	$0	$52,668	$52,668	$62,148	$62,148
	Value of accelerated restricted stock	$0	$0	$0	$0	$76,667	$76,667
	Total	$0	$0	$650,819	$650,819	$1,897,566	$1,897,566

(1)	For severance and welfare continuation payment calculation, and time and form of such payments, see “Employment, Change in Control, and Supplemental Executive Retirement Plan Agreements”.

(2)

Represents the unvested portion of each executive’s SERP, and assumes separation from service within 24 months following the change in control, thereby accelerating the vesting of such portion. As of December 31, 2024, the vested portion of each executive’s SERP, which is payable upon a separation of service for any reason other than cause, was as follows: Mr. Ritrievi—$2,022,480; Messrs. Webb and Micklewright—$1,099,980; Mr. Paese—$844,980 and Mr. Space—$240,000.

(3)	Assumes no increase in the cost of welfare benefits.

2025 PROXY STATEMENT	37

PROPOSAL NO. 3: NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Securities Exchange Act of 1934 provides our shareholders with the opportunity to recommend, on an advisory basis, how frequently we should conduct future advisory votes to approve the compensation of our named executive officers. By voting on this Proposal 3, shareholders may tell us whether they would prefer to have an advisory “say-on-pay” vote each year, every two years, or every three years.

The Board believes shareholders should be given the opportunity to approve the Corporation’s executive compensation each year because an annual vote will allow shareholders to provide the Corporation with their direct input on the compensation philosophy, policies and practices as disclosed in the proxy statement every year, and annual votes are consistent with the Corporation’s policy of annually seeking input from, and engaging in discussions with, shareholders on corporate governance matters and executive compensation philosophy, policies and practices.

Shareholders can select one of four choices for this Proposal on the proxy card: each year; every two years; every three years; or abstain.

Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into consideration the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

The Board unanimously recommends a vote of EACH YEAR on this proposal.

38

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE CORPORATION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

AUDIT COMMITTEE REPORT	40

The Audit Committee of the Board has appointed RSM US LLP as its independent registered public accounting firm for the year ending December 31, 2025. Services provided to the Corporation and the Bank by RSM US LLP in 2024 and 2023 are described under the “Audit Committee Report,” below.

The Corporation is asking its shareholders to ratify the selection of RSM US LLP as its independent registered public accounting firm. Although this ratification is not required by the Corporation’s Bylaws or otherwise, the Board is submitting the selection to its shareholders for ratification as a matter of good corporate practice.

The Board unanimously recommends that shareholders vote FOR ratification of the appointment of RSM US LLP as the Corporation’s independent registered public accounting firm for 2025.

No determination has been made as to what action the Audit Committee would take if shareholders do not ratify the appointment. In the event that shareholders do not ratify the appointment of RSM US LLP, the Audit Committee would take a number of factors into account in determining its course of action, including its evaluation of the services provided by RSM US LLP and the remaining term of the Corporation’s engagement of RSM US LLP. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Corporation.

Representatives of RSM US LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate shareholder questions.

2025 PROXY STATEMENT	39

AUDIT COMMITTEE REPORT

The Board adopted a written charter for the Audit Committee. The Audit Committee Charter is available under Governance Documents in the Corporate Information section under the Investors link on the Corporation’s website at www.midpennbank.com. As required by the charter, the Audit Committee, in fulfilling its oversight responsibilities regarding the audit process:

•

reviewed and discussed the fiscal year 2024 audited financial statements, and the management report on internal controls over financial reporting, with both management and the independent registered public accounting firm, RSM US LLP;

•

discussed with the independent registered public accounting firm, the matters required to be discussed by PCAOB Audit Standard 1301 (Communications with Audit Committees) as issued by the Public Company Accounting Oversight Board; and

•

reviewed the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Independence Rules and discussed with the independent auditors any relationships that may impact their objectivity and independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2024, be included in the Corporation’s annual report and filed with the SEC.

Mid Penn’s independent registered public accounting firm for the years ended December 31, 2024, 2023, and 2022 was RSM US LLP. The Audit Committee of the Board has appointed RSM US LLP as its independent registered public accounting firm for the year ending December 31, 2025.

Aggregate fees billed to the Corporation and the Bank by RSM US LLP for 2024 and 2023, the independent registered public accountants, for professional services rendered are as follows:

Year Ended December 31,	2024	2023

Audit fees	$674,240	$762,211

Audit-related fees	$218,500	$100,500

Tax fees	$0	$0

All other fees	$0	$0

Audit fees for 2024 and 2023 include professional services rendered for the audit of the Corporation’s annual consolidated financial statements (including amounts not yet billed, but expected to be billed) and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses.

Audit-related fees for 2024 include fees for professional services rendered in connection with the Corporation’s follow-on public offering of common stock in November 2024 and fees billed for professional services rendered for the performance of the retirement plan audit. Audit-related fees for 2023 include fees for professional services rendered during the retirement plan audit and in connection with the review of the Registration Statement on Form S-4 filed with the SEC on February 21, 2023, including its subsequent amendments, with respect to the acquisition of Brunswick Bancorp (SEC File No. 333-269890), the Registration Statement on Form S-8 filed with the SEC on May 25, 2023 to register the shares issuable under the Corporation’s stock incentive and employee stock purchase plans (SEC File No. 333-272207), and the Registration Statement on Form S-3 filed with the SEC on August 23, 2023 with respect to the “shelf” registration of up to $250 million in securities.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

40

AUDIT COMMITTEE REPORT

The foregoing report has been furnished by the current members of the Audit Committee, which is comprised of five directors, all of whom are considered “independent” as defined in Nasdaq listing standards and are listed in the table below. John E. Noone, Robert A. Abel, and Brian A. Hudson, Sr. are qualified as Audit Committee financial experts within the meaning of rules and regulations promulgated by the SEC and Nasdaq listing standards, and the Board has determined that they have accounting and related financial management expertise to satisfy the requirements of the SEC and Nasdaq.

The Audit Committee Charter requires the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent registered public accountants. These services may include audit services, audit-related services, tax services and other permissible services. Under the charter, pre-approval will generally be provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Prior to approval, the Committee verifies with the auditor the nature of the proposed services to ensure independence will not be compromised. Under the charter, a de minimis exception is provided whereby pre-approval may be waived for non-audit services that meet all of the following requirements:

•	the aggregate amount of all such services is not more than five percent of the total amount of fees paid to the independent auditor during the year in which the services are provided;

•	such services were not recognized as non-audit services by the Corporation at the time of the engagement; and

•	the services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit.

RSM US LLP advised us that it is independent with respect to the Corporation, within the meaning of the applicable rules and regulations of the Securities and Exchange Commission, and in compliance with Rule 3520 of the Public Company Accounting Oversight Board. Current committee membership is displayed in the following table.

Audit Committee
John E. Noone, Chair	Bruce A. Kiefer
Brian A. Hudson, Sr., Vice Chair	William A. Specht, III
Robert A. Abel

2025 PROXY STATEMENT	41

ADDITIONAL INFORMATION
PAY VERSUS PERFORMANCE
In accordance with the SEC’s new disclosure requirements regarding pay versus performance (“PVP”), the following information is being provided to illustrate the relationship between compensation actually paid (“CAP”) to an executive (as defined by the SEC), and certain financial performance measures of the Corporation.
The Compensation Committee makes its compensation decisions independent of the SEC’s PVP disclosure requirements. For further information on how the Corporation aligns executive compensation with the Corporation’s financial performance, see “Compensation Discussion & Analysis” on page 24 above.
Pay Versus Performance Table
The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and other named executive officers (“NEOs”) for each of the fiscal years ended December 31, 2024, 2023, 2022, 2021, and 2020 and our financial performance for each such fiscal year, as computed in accordance with SEC rules, followed by a table reconciling the compensation disclosed in the Summary Compensation Table (“SCT”), and the compensation required to be disclosed as CAP:

					Value of initial fixed $100 investment based on:

Year (1)	Summary Compensation Table total for PEO (1) ($)	Compensation actually paid to PEO ($)	Average summary compensation table total for non-PEO named executive officers (2) ($)	Average compensation actually paid to non-PEO named executive officers ($)	Total shareholder return ($)	Peer group total shareholder return (3) ($)	Net Income	Return on average tangible common equity

2024	1,241,097	1,339,544	524,318	536,074	122.74	116.68	49,437,348	11.60%

2023	1,702,023	1,514,837	627,155	579,068	83.97	102.18	37,397,102	10.37%

2022	1,330,999	1,340,988	419,119	403,929	97.07	93.41	54,805,501	14.54%

2021	1,148,556	1,270,146	426,716	436,724	149.57	149.67	29,319,501	11.68%

2020	1,125,984	1,098,571	511,172	495,997	78.79	78.92	26,208,827	14.92%

(1)	The PEO in 2024, 2023, 2022, 2021, and 2020 was Rory G. Ritrievi.

(2)
The
non-PEO
NEOs were Messrs. Micklewright, Webb, Paese and Space for 2024, Messrs. Micklewright, Webb, Paese and Ms. Allison Johnson for 2023, Messrs. Micklewright, Webb, Holt and Paese and Ms. Johnson for 2022, Messrs. Micklewright, Webb, Peduzzi, and Holt, and Ms. Joan Dickinson for 2021, and Messrs. Micklewright, Webb, and Peduzzi, and Ms. Dickinson for 2020.

(3)
The peer group used are the peers identified by our compensation consultants, Newcleus Compensation Advisors. Peer Group Total Shareholder Return for 2024, 2023, 2022, 2021, and 2020 for the former peer group, Meridian Compensation Partners, was $111.87, $101.78, $97.00, $140.17, and $74.23, respectively.

42

ADDITIONAL INFORMATION

The following table reconciles the Summary Compensation Table to the Pay Versus Performance Table above.

	PEO

Year	2024	2023	2022	2021	2020

Summary Compensation Table Total Compensation	$1,241,097	$1,702,023	$1,330,999	$1,148,556	$1,125,984

Less Grant Date Fair Value of Stock Awards in Fiscal Year	287,852	400,003	225,006	200,004	168,249

Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Years and Fiscal Year	386,299	212,817	234,995	321,594	140,836

Compensation Actually Paid	1,339,544	1,514,837	1,340,988	1,270,146	1,098,571

	Non-PEO Named Executive Officers

Year	2024	2023	2022 (1)	2021	2020

Summary Compensation Table Total Compensation	$524,318	$627,155	$419,119	$426,716	$511,172

Less Grant Date Fair Value of Stock Awards in Fiscal Year	41,760	34,503	51,826	17,475	27,481

Add Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Years and Fiscal Year	53,516	(13,584)	36,636	27,483	12,306

Compensation Actually Paid	536,074	579,068	403,929	436,724	495,997

(1)	The CAP for 2022 was materially impacted by the fact that Mr. Holt and Ms. Johnson each served as Chief Financial Officer for a partial year.

2025 PROXY STATEMENT	43

ADDITIONAL INFORMATION

Graphical Description of Pay Versus Performance
In accordance with the SEC’s PVP rules, we are also providing the following graphical illustrations of the relationship between information presented in the Pay versus Performance Table above.
The following graph illustrates the relationship between compensation actually paid to the Corporation’s PEO and, on average, its other NEOs, and the Corporation’s total shareholder return and that of our peer group:

PAY VERSUS TOTAL SHAREHOLDER RETURN
CAP to PEO
Avg. CAP to Other NEOs
MPB TSR
Former Peer TSR
Current Peer TSR
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
Total Shareholder Return
2020
2021
2022
2023
2024
-21.2%
-21.1%
-25.8%
49.6%
49.7%
40.2%
-2.9%
1.8%
-3.0%
-6.6%
2.2%
-16.0%
22.7%
16.7%
11.9%

44

ADDITIONAL INFORMATION

The following graph illustrates the relationship between the compensation actually paid to the Corporation’s PEO and, on average, its other NEOs, and net income, as well as the Corporation’s return on average tangible common equity:

PAY VERSUS RETURN ON AVG. TANGIBLE COMMON EQUITY
CAP to PEO
Avg. CAP to Other NEOs
Return on Avg. Tangible Common Equity
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
ROATCE
14.92%
11.68%
14.54%
10.37%
11.60%
2020
2021
2022
2023
2024

2025 PROXY STATEMENT	45

ADDITIONAL INFORMATION

The following graph illustrates the relationship between the compensation actually paid to the Corporation’s PEO and, on average, its other NEOs, and net income, as well as the Corporation’s net income:

PAY VERSUS NET INCOME
CAP to PEO
Avg. CAP to Other NEOs
Net Income
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Compensation Actually Paid
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Net Income
$54.8
$37.3
$49.4
2022
2023
2024

Tabular List of Performance Measures
The following table presents an unranked list of financial performance measures the Compensation Committee considers to be most important in determining the compensation of the Corporation’s named executive officers. As described in greater detail in the section titled “Compensation Discussion & Analysis” beginning on page 24 above, the Corporation’s objective in designing its compensation program is to align executive compensation with the Corporation’s long-term growth and sustained earnings objectives of the Corporation’s shareholders, while attracting, retaining and motivating highly-qualified executives, and balancing both the risks and rewards of the program. Because the Corporation’s compensation program generally seeks to incentivize long-term performance, the Compensation Committee does not specifically seek to align the Corporation’s performance measures with Compensation Actually Paid (as defined by SEC rules) for a particular year.
Performance Metrics
Net Interest Margin
Return on average assets
Return on average tangible common equity
Efficiency ratio
Asset quality ratio
Organic loan growth
Total shareholder return

46

SHAREHOLDER PROPOSALS OR NOMINATIONS

Any shareholder who desires to submit a proposal for inclusion in the proxy materials relating to our 2026 Annual Meeting of Shareholders in accordance with the rules of the SEC must submit such proposal in writing, addressed to the Corporation at 2407 Park Drive, Harrisburg, Pennsylvania 17110, Attn: Elizabeth O. Martin, Corporate Secretary, no later than November 28, 2025.

In accordance with the Corporation’s Bylaws, a shareholder who desires to propose a matter for consideration at an annual meeting of shareholders, even if the proposal is not submitted by the deadline for inclusion in the Corporation’s proxy materials, must comply with the procedures specified in the Corporation’s Bylaws, including providing notice thereof in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Corporation’s Secretary, no later than 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding Annual Meeting of Shareholders. For the 2026 Annual Meeting of Shareholders, this period will end on November 28, 2025.

In accordance with the Corporation’s Bylaws, a shareholder who desires to nominate candidates for election to the Board must comply with the procedure specified in the Bylaws, including providing proper notice of the nomination in writing, delivered or mailed by first-class United States mail, postage prepaid, to the Corporation’s Secretary no later than the earlier of (i) 120 days prior to the anniversary date of the initial proxy materials or of a notice of the meeting by the Corporation in connection with the immediately preceding Annual Meeting of Shareholders, or (ii) the deadline for submitting a proposal for inclusion in the Corporation’s proxy materials in accordance with the rules of the SEC. For the 2026 Annual Meeting of Shareholders, this period will end on November 28, 2025.

In addition to satisfying the foregoing requirements under the Corporation’s Bylaws, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 no later than March 14, 2026.

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

The Board knows of no matters other than those discussed in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Shareholders that properly may come before the annual meeting. However, if any other matter should be properly presented for consideration and voting at the annual meeting or any adjournments of the meeting, if the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, proxy holders may exercise discretionary voting authority under proxies that the Corporation solicits to vote in accordance with their best judgment on any such shareholder proposal or nomination.

2025 PROXY STATEMENT	47

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	Why am I receiving these materials?	A:	The Board of Directors of the Corporation is soliciting proxies for use at the Mid Penn Bancorp, Inc. 2025 Annual Meeting of Shareholders, which will be held in a virtual meeting format conducted exclusively by webcast on Tuesday, May 13, 2025, at 10 a.m. EDT.

Q:	Why are you holding a virtual meeting instead of a physical meeting?	A:	The virtual meeting format allows us to leverage technology to facilitate shareholder access to the annual meeting by enabling attendance and participation from any location. Your attendance at the annual meeting via the webcast affords you the same rights and opportunities as you would have at an in-person meeting.

Q:	What am I being asked to vote on?	A:

At the annual meeting, shareholders of record as of March 3, 2025 (the record date) will be asked to:

(i)  elect five (5) directors to Class C for three (3) year terms expiring in 2028;

(ii)   approve a non-binding, advisory vote regarding the compensation paid to our named executive officers as disclosed in this proxy statement;

(iii)  approve a non-binding, advisory vote on the frequency of future non-binding votes on executive compensation; and

(iv)  ratify the selection of RSM US LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2025.

The Board of Directors is not aware of any other matters to be presented for action at the meeting. If any other matter requiring a vote of the shareholders would be properly presented at the annual meeting, the proxies will vote according to the directions of the Board of Directors.

Q:	How does the Board of Directors recommend I vote my shares?	A:	The Board recommends that shareholders vote FOR each of the aforementioned proposals. As of March 3, 2025, directors and executive officers of the Corporation and their affiliates had the right to vote 1,566,126 shares of Corporation common stock, or 8.1% of the outstanding Corporation common stock entitled to vote at the annual meeting.

Q:	What do I need to do now?	A:	After carefully reading and considering the information contained in this proxy statement, please submit your proxy as soon as possible so that your shares will be represented at the annual meeting. Please follow the instructions set forth on the Notice or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Q:	Who is entitled to vote at the annual meeting?	A:	Shareholders of record, sometimes referred to as a “registered shareholder,” as of the close of business on March 3, 2025, which is referred to as the “record date,” are entitled to notice of, and to vote at, the annual meeting.

48

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	How many votes do I have?	A:	Each outstanding share of common stock is entitled to one vote. Cumulative voting rights do not exist with respect to the election of directors.

Q:	How do I vote my shares?	A:

Shareholders of record may vote their shares by completing and returning a physical proxy card, by Internet, by telephone or by voting virtually at the annual meeting.

Voting by Mail. Shareholders of record may vote their shares by completing and returning a physical proxy card. Your proxy will be voted in accordance with your instructions. If you submit a properly executed and dated proxy, but do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included on your Notice. If your shares are registered in the name of a broker or other nominee, you may be able to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting by Phone. If you are a registered shareholder, you may vote by phone by calling (866) 883-0222. Remember to have your Notice or proxy card in hand when you call, and then follow the instructions.

Voting Virtually at the Annual Meeting. Shareholders of record may vote at the virtual meeting if they register at www.proxydocs.com/MPB by 12 p.m. EDT on May 12, 2025, attend the virtual meeting on May 13, 2025, at 10 a.m. EDT, and then click on the “Vote” link. Information regarding how to virtually attend the annual meeting is included below, on the Notice, and on the proxy card. If your shares are registered in the name of a broker or other nominee and you wish to vote at the meeting, you may need to obtain a legal proxy from your bank or brokerage firm. Please consult the voting form sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote at the annual meeting.

Q:	If my shares are held in street name by a broker, will my broker automatically vote my shares?	A:	If your shares are held in an account at a bank, brokerage firm, broker-dealer or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received proxy materials from the organization holding your account and, as a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote the shares held in your account. If no voting instructions are given, your broker or nominee has discretionary authority to vote your shares on your behalf on routine matters. A “broker non-vote” results on a matter when your broker or nominee returns a proxy, but does not vote on a particular proposal because it does not have discretionary authority to vote on that proposal and has not received voting instructions from you. We believe that your broker or nominee only has discretionary voting power with respect to the proposal regarding the ratification of the selection of the independent registered public accounting firm. If you wish to attend and vote virtually at the annual meeting, please visit www.proxydocs.com/MPB, and follow the instructions. You may be instructed to obtain a legal proxy from your bank, broker-dealer, or other similar organization and to submit a copy in advance of the meeting. Further instructions will be provided to you via email as part of the attendance process. It is important that you instruct your broker how to vote your shares.

2025 PROXY STATEMENT	49

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	What constitutes a quorum for the annual meeting?	A:	As of the record date, 19,355,997 shares of Corporation common stock were outstanding, each of which will be entitled to one vote at the meeting. Under Mid Penn’s Bylaws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast constitutes a quorum for the transaction of business at the annual meeting. If you vote by proxy, your shares will be included for determining the presence of a quorum. Abstentions are also included for determining the presence of a quorum. If you fail to submit a proxy prior to the annual meeting or to vote at the meeting, your shares will not be counted towards a quorum.

Q:	Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the annual meeting?	A:

The five candidates for director receiving the highest number of votes cast by shareholders, even if less than a majority, will be elected. Consequently, any shares not voted (whether by abstention, broker non-vote or otherwise) will not be included in determining which nominees received the highest number of votes. A properly executed proxy that withholds authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of each of the other proposals will require the affirmative vote of the holders of at least a majority of the votes cast at the annual meeting. Under Pennsylvania law, abstentions are not considered “votes cast” and, accordingly, will have no effect on such other proposals.

Q:	How can I attend the annual meeting?	A:

The annual meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a shareholder as of the close of business on March 3, 2025, the record date. No physical meeting will be held.

In order to attend the annual meeting, you must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 12, 2025. As part of the attendance process, you will be asked to provide the control number located on your proxy card or Notice. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

The online meeting will begin promptly at 10 a.m., EDT. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Q:	How do I register to attend the annual meeting virtually on the Internet?	A:

You must register at www.proxydocs.com/MPB by 12 p.m. EDT on May 12, 2025. As part of the attendance process, you will be asked to provide the control number located on your proxy card or Notice. Upon completion of your registration, you will receive further instructions via email that will provide you access to the annual meeting.

Should you have any questions regarding the registration process, please contact Elizabeth O. Martin, Corporate Secretary, Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, (866) 642-7736.

50

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	Can I change my vote?	A:

Yes. You may revoke any proxy at any time before it is voted by (1) signing and returning a proxy card with a later date (if you submitted your proxy by Internet or by telephone, you can vote again by Internet or telephone), (2) delivering a written revocation letter to the Corporate Secretary, or (3) virtually attending the annual meeting, notifying the Corporate Secretary and voting at the annual meeting. Mid Penn’s Corporate Secretary’s mailing address is Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, Attention: Corporate Secretary.

Any shareholder entitled to vote virtually at the annual meeting may vote regardless of whether a proxy has been previously given, and such vote will revoke any previous proxy, but the mere virtual presence (without notifying Mid Penn’s Corporate Secretary) of a shareholder at the annual meeting will not constitute revocation of a previously given proxy. A shareholder may change his or her vote up and until the time that votes are counted but not thereafter.

Q:	How will proxies be solicited and who will bear the cost of soliciting votes for the annual meeting?	A:	The Corporation’s directors, officers and Bank employees may solicit proxies in person or by telephone, facsimile, email or other similar means without additional compensation. The Corporation will pay the cost of preparing, assembling, printing, mailing and soliciting proxies and any additional material that the Corporation sends to its shareholders. The Corporation will make arrangements with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation materials to the beneficial owners of shares held by these entities. The Corporation will, upon request, reimburse these third parties for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Q:	What if I receive more than one set of proxy materials?	A:	Your shares are probably registered differently or are in more than one account. Vote all proxies you receive to ensure that all your shares are voted. If you have all of your accounts registered in the same name and address, you should only receive one set of proxy materials in future years. If you are receiving multiple sets of proxy materials and wish to receive only one, please notify your broker if your shares are held in a brokerage account or our transfer agent, Computershare at (800) 368-5948, if you directly hold registered shares.

Q:	How may I submit a question for the annual meeting?	A:	In order for management to thoroughly answer any questions that you may have about the Corporation or our annual meeting materials, including financial statements, we ask that you submit your questions prior to the Annual Meeting of Shareholders. You may submit questions either by mail or telephone by contacting Elizabeth O. Martin, Corporate Secretary, Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110, (866) 642-7736. Questions received in advance of the meeting will be compiled by the Corporate Secretary and relayed promptly to management and the Board. Management and the Board will endeavor to address all relevant questions submitted at the meeting.

2025 PROXY STATEMENT	51

FREQUENTLY ASKED QUESTIONS REGARDING THE ANNUAL MEETING

Q:	When are nominations and proposals due from shareholders for the 2026 Annual Meeting?	A:	In order to be considered timely, you must submit your shareholder proposal or director nomination in writing by November 28, 2025, to Elizabeth O. Martin, Corporate Secretary, Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110.

Q:	What is “householding”?	A:	In accordance with SEC rules, we have adopted a procedure called “householding.” Under this procedure, shareholders of record who have the same address will receive only one copy of the Notice of Internet Availability of Proxy Materials, unless we receive notice that one or more of these shareholders wishes to continue receiving individual copies. If you participate in householding and wish to receive a separate copy of this Notice, please notify Elizabeth O. Martin at Mid Penn Bancorp, Inc., 2407 Park Drive, Harrisburg, Pennsylvania 17110 or call (866) 642-7736 and a separate copy will be sent to you promptly.

Q:	Whom should I contact if I have additional questions?	A:

If you are a Mid Penn shareholder and have any questions about the annual meeting, need assistance in submitting your proxy or voting your shares of Mid Penn common stock, or if you need physical copies of this document or the proxy card, you should contact:

Mid Penn Bancorp, Inc.

2407 Park Drive

Harrisburg, Pennsylvania 17110

Attention: Investor Relations

Telephone: (866) 642-7736

52

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Mid Penn Bancorp, Inc. Internet: • www.proxypush.com/MPB Cast your vote online Annual Meeting of Shareholders • Have your Proxy Card ready • Follow the simple instructions to record your vote For Shareholders of record as of March 3, 2025 Phone: Tuesday, May 13, 2025 10:00 AM, Eastern Time 1-866-883-0222 Annual Meeting to be held live via the Internet- please visit • Use any touch-tone telephone • Have your Proxy Card ready http://www.proxydocs.com/MPB for more details. • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 10:00 AM, Eastern Time, May 13, 2025. This proxy is being solicited on behalf of the Board of Directors. The undersigned hereby appoints Roberta A. Hoffman, Scott W. Micklewright, and Edward P. Williams (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Mid Penn Bancorp, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Mid Penn Bancorp, Inc. Annual Meeting of Shareholders Please make your marks like this: FOR ON PROPOSALS 1, 2 AND 4. THE BOARD RECOMMENDS YOU VOTE 1YR ON PROPOSAL 3. BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Election of Directors FOR WITHHOLD 1.01 Robert A. Abel FOR #P2# #P2# 1.02 Matthew G. DeSoto FOR #P3# #P3# 1.03 Bruce A. Kiefer FOR #P4# #P4# 1.04 Theodore W. Mowery FOR #P5# #P5# 1.05 William A. Specht, III FOR #P6# #P6# FOR AGAINST ABSTAIN 2. An advisory vote to approve the compensation of the Corporation’s named executive FOR officers. #P7# #P7# #P7# 1YR 2YR 3YR ABSTAIN 3. An advisory vote on the frequency of future advisory votes on executive 1 YEAR compensation. #P8# #P8# #P8# #P8# FOR AGAINST ABSTAIN 4. To ratify the appointment of RSM US LLP as the Corporation’s independent registered FOR public accounting firm for the year ending December 31, 2025. #P9# #P9# #P9# The annual meeting will be held virtually via live webcast. To attend and vote at the annual meeting, all shareholders of record must go to www.proxydocs.com/MPB and register for the meeting by 12:00 p.m. EDT on May 12, 2025. Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. Joint owners should each sign. Trustees, administrators, attorneys, executors, custodians, guardians or corporate officers should include full title and authority. Signature (and Title if applicable) Date Signature (if held jointly) Date